                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                                   NILT TRUST,

                         as Grantor and UTI Beneficiary,

                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                                  as Servicer,

                                   NILT, Inc.,
                                   as Trustee,

                            WILMINGTON TRUST COMPANY,
                              as Delaware Trustee,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                 as Trust Agent

                      ------------------------------------

                               NISSAN-INFINITI LT

                              AMENDED AND RESTATED
                          TRUST AND SERVICING AGREEMENT

                           Dated as of August 26, 1998

                      -------------------------------------

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

                                TABLE OF CONTENTS

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                                     ARTICLE ONE

                       DEFINITIONS AND INTERPRETIVE PROVISIONS

Section 1.01.  Definitions; Interpretive Provisions.............................    1

                                     ARTICLE TWO

                                      THE TRUST

Section 2.01.  General..........................................................    2
Section 2.02.  Offices..........................................................    2
Section 2.03.  Purposes.........................................................    2
Section 2.04.  Conveyance of Trust Assets.......................................    2
Section 2.05.  Document Execution and Performance...............................    3

                                    ARTICLE THREE

                          BENEFICIAL INTERESTS IN THE TRUST

Section 3.01.  Allocation of Trust Assets to UTI and SUBIs; Sub-Trusts..........    4
Section 3.02.  SUBI Certificates................................................    4
Section 3.03.  UTI Certificates.................................................    5
Section 3.04.  Transfer and Assignment of Certificates; Minimum Net Worth.......    6
Section 3.05.  Registration and Transfer of Certificates; Validity..............    7
Section 3.06.  Beneficiaries; Action Upon Instruction...........................    7
Section 3.07.  Filings..........................................................    7
Section 3.08.  Allocation of Expenses and Indemnification.......................    8
Section 3.09.  Insurance Policies...............................................    9

                                    ARTICLE FOUR

                              PAYMENTS; TRUST ACCOUNTS

Section 4.01.  Payments from Trust Assets Only..................................   10
Section 4.02.  Trust Accounts...................................................   10
Section 4.03.  Distribution of Funds............................................   11
Section 4.04.  Default in UTI Pledge............................................   11
Section 4.05.  SUBI Lease Accounts..............................................   11
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                                    ARTICLE FIVE

                                     THE TRUSTEE

Section 5.01.  Duties and Powers of Trustee.....................................   12
Section 5.02.  Duty of Care.....................................................   13
Section 5.03.  Certain Matters Affecting the Trustee............................   14
Section 5.04.  Trustee Not Liable for Certificates or Leases....................   15
Section 5.05.  Indemnification of Trustee and Trust Agents......................   16
Section 5.06.  Trustee's Right Not to Act.......................................   16
Section 5.07.  Qualification of Trustee.........................................   17
Section 5.08.  Resignation or Removal of Trustee................................   17
Section 5.09.  Successor Trustee................................................   18
Section 5.10.  Merger or Consolidation of Trustee...............................   18
Section 5.11.  Co-Trustees, Separate Trustees, Nominees and Trust Agents........   18
Section 5.12.  Representations, Warranties and Covenants of Trustee.............   20
Section 5.13.  Trustee's Fees and Expenses......................................   21
Section 5.14.  Trustee Stock....................................................   22
Section 5.15.  Limitation of Liability of Trustee...............................   23

                                     ARTICLE SIX

                                    THE SERVICER

Section 6.01.  Duties and Powers of Servicer....................................   24
Section 6.02.  Liability of Servicer; Indemnities...............................   25
Section 6.03.  Merger of Servicer; Appointment of Nominee.......................   26
Section 6.04.  Limitation on Liability of Servicer and Others...................   26
Section 6.05.  Servicer Not to Resign; Delegation of Duties.....................   26
Section 6.06.  Servicing Compensation...........................................   27
Section 6.07.  Powers of Attorney...............................................   27
Section 6.08.  Protection of Title to Trust.....................................   27

                                    ARTICLE SEVEN

                             TERMINATION AND DISSOLUTION

Section 7.01.  Dissolution of the Trust.........................................   29
Section 7.02.  Termination of Sub-Trusts........................................   29
Section 7.03.  Beneficiary or Special Purpose Affiliate Bankruptcy..............   30
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                                    ARTICLE EIGHT

                                    MISCELLANEOUS

Section 8.01.  Amendment........................................................   31
Section 8.02.  Governing Law....................................................   31
Section 8.03.  Notices..........................................................   31
Section 8.04.  Securitization Holders...........................................   32
Section 8.05.  Severability of Provisions.......................................   32
Section 8.06.  Counterparts.....................................................   32
Section 8.07.  Successors and Assigns...........................................   32
Section 8.08.  No Petition......................................................   32
Section 8.09.  Table of Contents and Headings...................................   33
Section 8.10.  Tax Reporting and Characterization...............................   33
Section 8.11.  Certificates Nonassessable and Fully Paid........................   33
Section 8.12.  Effect of Agreement; Delaware Co-Trustee Agreement...............   33

                                ARTICLES NINE AND TEN

                                     [Reserved]

                                      EXHIBITS

Exhibit A  -   Definitions .....................................................  A-1
Exhibit B  -   Form of Certificate of Trust.....................................  B-1
Exhibit C  -   Form of UTI Certificate..........................................  C-1
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                                       iii

                              AMENDED AND RESTATED
                          TRUST AND SERVICING AGREEMENT

         This Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998, is among NILT Trust, a Delaware business trust, as initial beneficiary (the "UTI Beneficiary"), Nissan Motor Acceptance Corporation, a California corporation, as servicer (in such capacity, the "Servicer"), NILT, Inc., a Delaware corporation, as trustee (in such capacity, the "Trustee"), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (in such capacity, the "Delaware Trustee"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent").

                                    RECITALS

         WHEREAS, Nissan-Infiniti LT is a Delaware business trust created pursuant to (i) a trust agreement, dated as of July 7, 1998, among the UTI Beneficiary, the Trustee and the Delaware Trustee (the "Original Trust Agreement"), and (ii) a certificate of trust filed with the Secretary of State of the State of Delaware on July 7, 1998; and

         WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety for the purpose of taking assignments and conveyances of and holding in trust various assets described herein.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                     DEFINITIONS AND INTERPRETIVE PROVISIONS

         Section 1.01. Definitions; Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) capitalized terms shall have the meanings ascribed thereto in Exhibit A, (ii) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (iii) references to this Agreement include all Exhibits hereto, (iv) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (v) references to an Article or Section such as "Article One" or "Section 1.01" shall refer to the applicable Article or Section of this Agreement, (vi) the term "include" and all variations thereof shall mean "include without limitation", (vii) the term "or" shall include "and/or", (viii) the term "proceeds" shall have the meaning ascribed to such term in the UCC and (ix) the phrase "Trustee on behalf of the Trust", or words of similar import, shall, to the extent required to effectuate the appointment of any co-trustee pursuant to Section 5.11, be deemed to refer to the Trustee (or such co-trustee) on behalf of the Trust.

                                   ARTICLE TWO

                                    THE TRUST

         Section 2.01. General. The Trust continued hereby shall be known as "Nissan-Infiniti LT", in which name the Trustee may conduct the business of the Trust. The Trustee may engage, in the name of the Trust or in its own name on behalf of the Trust, in the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The parties hereto intend that the Trust be a business trust under the Delaware Act and that this Agreement shall constitute the governing instrument of the Trust. The Trustee shall have all rights, powers and duties set forth herein and in the Delaware Act with respect to accomplishing the purposes of the Trust.

         Section 2.02. Offices. The principal office of the Trust, and such additional offices as the Trustee may establish, shall be located at such place or places, inside or outside of the State of Delaware, as the Trustee may designate from time to time by written notice to each Beneficiary, each Holder, each Registered Pledgee and the Servicer. Initially, the principal office shall be at the Trust Office.

         Section 2.03. Purposes. The purposes of the Trust are: (i) at the direction of the UTI Beneficiary, to take assignments and conveyances of, hold in trust and release its ownership interest in, the Trust Assets as nominee holder of legal title for the benefit of the Beneficiaries and the Holders, (ii) enter into and perform its obligations under the Trust Documents, (iii) to engage in any of the other activities described or authorized in this Agreement, any Supplement or any amendment hereto or thereto and (iv) to engage in any and all activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith. The Trust shall not engage in any activity other than the foregoing or other than as required or authorized by applicable law or the Trust Documents.

         Section 2.04. Conveyance of Trust Assets.

         (a) The UTI Beneficiary shall from time to time direct Dealers pursuant to the related Lease Agreements to assign to the Trust or the Trustee on behalf of the Trust, in trust, Eligible Leases, Leased Vehicles and other Trust Assets. In connection therewith, the Leased Vehicles shall be titled in the name of the Trust or the Trustee on behalf of the Trust and the Trustee shall accept such designation and, subject to the other terms of this Agreement (including each relevant Supplement), shall permit the related Certificates of Title to be issued in the name of the Trust or the Trustee on behalf of the Trust. If so provided in an applicable Supplement, all or part of the Leased Vehicles allocated to a Sub-Trust may be titled in the name of the Trust or the Trustee on behalf of the Trust during a Titling Grace Period. Legal title to all Trust Assets shall be vested in the Trust or the Trustee on behalf of the Trust as a separate legal entity except to the extent otherwise specifically provided herein or in any other Trust Document or where applicable state law requires any Trust Asset to be vested otherwise, in which case the Trustee shall, at the direction of the UTI Beneficiary or the Servicer, cause legal title to be held as required thereby.

         (b) The Trustee hereby accepts and agrees to hold in trust all Trust Assets conveyed to it hereunder, for the use and benefit of, and as nominee holder of legal title for, the Beneficiaries and the Holders and their respective successors and assigns as may be designated pursuant to the terms hereof or as may otherwise succeed to the rights of a Beneficiary or Holder hereunder.

         Section 2.05. Document Execution and Performance. The Grantor and the Beneficiaries hereby authorize and direct the Trustee, and the Trustee hereby agrees, to: (i) at the request of the Servicer or the UTI Beneficiary, execute and deliver all agreements, instruments or documents necessary or advisable to accept the designation as nominee holder of legal title to Leases, Leased Vehicles and other Trust Assets as described herein and cause the related Certificates of Title to be issued in the name of the Trust or the Trustee on behalf of the Trust; (ii) enter into and perform its obligations under the Trust Documents; (iii) take action that is required or authorized to be taken by the Trustee or the Trust pursuant to applicable law as specified in the Trust Documents; (iv) exercise its rights and perform its duties as Trustee as specified in the Trust Documents; (v) at the direction of the Related Beneficiary and the Servicer (and, with respect to Trust Assets that are the subject of a Securitized Financing, subject to any additional requirements imposed by the related Securitized Financing Documents), (A) release, discharge, sell, assign, transfer, pledge, convey or otherwise dispose of any right, title or interest in and to any portion of the Related Trust Assets, (B) amend or revoke the terms hereof with respect to all or any portion of the Related Trust Assets and (C) enter into any and all agreements or instruments affecting all or any portion of the Related Trust Assets or affecting any other provision hereof; and (v) appoint the Servicer as the attorney-in-fact for the Trust as contemplated hereby or by any Servicing Agreement and direct the Servicer to perform such administrative duties on behalf of the Trust as are set forth herein and therein.

                                  ARTICLE THREE

                        BENEFICIAL INTERESTS IN THE TRUST

         Section 3.01. Allocation of Trust Assets to UTI and SUBIs; Sub-Trusts.

         (a) Subject to Section 3.02, as directed in writing by the UTI Beneficiary, from time to time, the Trustee shall establish one or more "special units of beneficial interest" in the Trust (each, a "SUBI") and allocate or cause to be allocated to each such SUBI on the books and records of the Trust such Trust Assets (the "SUBI Assets") as shall be identified by the UTI Beneficiary. Each SUBI shall be established pursuant to a SUBI Supplement and shall have the name and initial Related Beneficiary designated by the UTI Beneficiary. Each SUBI Supplement shall amend this Agreement only with respect to the SUBI to which it relates. The Trustee shall hold the related SUBI Assets for the benefit of the Holders from time to time of the related SUBI Certificates. All Trust Assets that have not been allocated from time to time to a SUBI (collectively, the "UTI Assets") shall be identified on the books and records of the Trust as being allocated to the beneficial interest in the Trust constituting the "undivided trust interest" (the "UTI"). The Trustee shall hold the UTI Assets for the benefit of the Holders from time to time of the UTI Certificates.

         (b) The UTI and each SUBI and their Related Assets, shall each constitute a separate series of the Trust pursuant to Section 3806(b)(2) of the Delaware Act (each, a "Sub-Trust"). The Servicer shall maintain separate records for each Sub-Trust, and the Related Trust Assets shall be held and accounted for separately from Trust Assets allocated to any other Sub-Trust. Subject to the right of the Trustee to allocate certain Liabilities, costs, charges and reserves as may be provided in the Supplements, and in accordance with Section 3804(a) of the Delaware Act or to the extent otherwise permitted by applicable law, all debts, Liabilities and obligations incurred, contracted for or otherwise existing with respect to a Sub-Trust shall be enforceable against the Related Trust Assets only, and not against Trust Assets allocated to any other Sub-Trust and the Related Trust Assets of a Sub-Trust shall not be subject to the debts, Liabilities or obligations of any other Sub-Trust. Every note, bond, contract or other undertaking issued by or on behalf of a Sub-Trust (including each related Certificate) shall include a recitation limiting the obligation represented thereby to the related Sub-Trust and the Related Trust Assets. The Certificate of Trust shall include notice of the limitation of liabilities of each Sub-Trust in accordance with Section 3804(a) of the Delaware Act. Except as otherwise provided for in this Agreement or in a Supplement, all payments made on or in respect of the Trust Assets allocated to each Sub-Trust shall be paid to or upon the order of the Holders of the Certificates related to such Sub-Trust.

         Section 3.02. SUBI Certificates.

         (a) Upon allocation to a SUBI, the related SUBI Assets shall no longer be UTI Assets unless and until specifically reallocated to the UTI from the SUBI. Each SUBI shall constitute a beneficial interest solely in the related SUBI Assets and shall be represented by one or more Certificates (each, a "SUBI Certificate") issued pursuant to a SUBI Supplement. The Trustee shall deliver each SUBI Certificate to or upon the order of the UTI Beneficiary. Each SUBI

Certificate and the interest in the SUBI evidenced thereby shall constitute a "certificated security" within the meaning of Section 8-102(15) of the UCC.

         (b) Notwithstanding anything to the contrary contained in this Section, if a UTI Pledge exists, the Trustee shall create a new SUBI and issue to or upon the order of the UTI Beneficiary a new SUBI and one or more related SUBI Certificates only (i) upon receipt of an Officer's Certificate of the UTI Beneficiary, dated as of the date of issuance of the related SUBI Certificate, to the effect that after giving effect to the creation of such SUBI, the transfer to the Related Beneficiary (and, if applicable, a Special Purpose Affiliate) of any SUBI Certificate in connection therewith and the application by such Related Beneficiary (and, if applicable, a Special Purpose Affiliate) of any net proceeds from any Securitized Financing involving such SUBI and SUBI Certificate, no Event of Default under any Securitized Financing secured by a UTI Pledge has occurred and is continuing, and (ii) provided that, as of the date of issuance of such SUBI Certificate, the Trustee has not received a UTI Pledge Default Notice.

         (c) Each SUBI Certificate shall contain (i) an express waiver of any Claim by the Holder thereof to any proceeds or assets of the Trustee and to all Trust Assets other than those from time to time allocated to the related SUBI as SUBI Assets and proceeds thereof, and (ii) an express subordination in favor of the Holder of any Other SUBI Certificate or a UTI Certificate by the Holder of such SUBI Certificate of any Claim to any Other SUBI Asset or UTI Asset, respectively, that, notwithstanding such waiver, may be determined to exist.

         Section 3.03. UTI Certificates. The UTI shall constitute a beneficial interest solely in the UTI Assets and shall initially be represented by one Certificate (the "UTI Certificate") registered in the name of NILT Trust, representing a 100% ownership interest in the UTI. The Trustee shall deliver to or upon the order of the UTI Beneficiary its UTI Certificate. Notwithstanding the foregoing and subject to Section 3.04(a), at the request of the UTI Beneficiary (but only with the consent of the Registered Pledgee of any UTI Pledge), the UTI may be represented by one or more additional Certificates that, in the aggregate, represent the entire UTI. Any such additional Certificates shall be issued pursuant to a UTI Supplement, which may specify any terms or conditions relevant to the issuance thereof. Each UTI Certificate shall be substantially in the form of Exhibit C hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Agreement, and may have such letters, numbers or other marks of identification and such legends and endorsements consistent with this Agreement as may be directed by the UTI Beneficiary. Each UTI Certificate and the interest in the UTI evidenced thereby shall constitute a "certificated security" within the meaning of Section 8-102(15) of the UCC. Any portion of a UTI Certificate may be set forth on the reverse thereof, in which case the following text shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Trustee executing such UTI Certificate:

                  "Reference is hereby made to the further provisions of this UTI Certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place".

Each UTI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner consistent with this Agreement as may be determined by the UTI Beneficiary.

         Section 3.04. Transfer and Assignment of Certificates; Minimum Net
Worth.

         (a) Except as provided in Section 7.03(b), neither the UTI nor any UTI Certificate shall be transferred or assigned and, to the fullest extent permitted by applicable law, any such purported transfer or assignment shall be deemed null, void and of no effect under this Agreement. Notwithstanding the foregoing, (i) the UTI or one or more UTI Certificates may be pledged in connection with a Securitized Financing, and a security interest therein granted, and may be transferred or assigned absolutely to or by the pledgee thereof solely in connection with the exercise of remedies with respect to an Event of Default under or with respect to such Securitized Financing; provided, that any such pledgee must (A) give a non-petition covenant substantially similar to that set forth in Section 8.08 and (B) execute an agreement in favor of the Holders from time to time of any SUBI Certificates to release all Claims to the related SUBI Assets and, in the event that such release is not given effect, to subordinate fully all Claims such pledgee may be deemed to have against such SUBI Assets and (ii) the UTI Beneficiary may transfer a 1% ownership interest in the UTI to a Relevant Bankruptcy Entity, provided that such Relevant Bankruptcy Entity shall be bound by all terms and conditions of this agreement as a UTI Beneficiary.

         (b) No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in this Agreement or in any related Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void and of no effect under this Agreement. Notwithstanding the foregoing, any SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings. Notwithstanding the foregoing, the related transferee, assignee or pledgee in each case must (i) give a non-petition covenant substantially similar to that set forth in Section
8.08 and (ii) execute an agreement in favor of each Holder from time to time of a UTI Certificate and any Other SUBI Certificate to release all Claims to the UTI Assets and the related Other SUBI Assets, respectively, and, in the event such release is not given effect, to subordinate fully all Claims it may be deemed to have against the UTI Assets or such Other SUBI Assets, as the case may be.

         (c) The UTI Beneficiary shall at all times maintain a minimum net worth (excluding the value of any UTI Certificates of which the UTI Beneficiary is a Holder) equal to 10% of the net Capital Contributions made by the UTI Beneficiary to the UTI. Each Related Beneficiary and related Special Purpose Affiliate shall maintain such minimum collective net worth or interest in a SUBI as may be required by the related SUBI Supplement. For the purposes of this paragraph, all Trust Assets that are conveyed as, or acquired with the proceeds of, Capital Contributions pursuant to Section 2.04(a) shall be deemed Capital Contributions to the Sub-Trust, to which such Trust Assets are allocated as of the date on which the related net worth calculation is made.

         Section 3.05. Registration and Transfer of Certificates; Validity.

         (a) The Trustee shall keep or cause to be kept at the corporate trust office of the Trustee (or the Trust Agent, if applicable) sufficient books for the registration of transfer or pledge of Certificates (the "Certificate Register"), which shall at all times be open to inspection by the Related Beneficiaries and the related Holders. Subject to Sections 3.02(b) and 3.04 and any other restrictions on transfer or pledge specified in a related Certificate or related Supplement, upon presentation for such purpose, provided that the requirements of Section 8-401 of the UCC have been met, the Trustee shall, under such reasonable regulations as it may prescribe, register or cause to be registered on the Certificate Register the transfer or pledge of such Certificate, accompanied by a written instrument of transfer or pledge conforming to the requirements specified in such Certificate or Supplement, presented for registration of transfer or pledge by the Holder thereof in conformity with such additional requirements as may be specified in such Certificate or Supplement.

         (b) A Certificate bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificate.

         Section 3.06. Beneficiaries; Action Upon Instruction.

         (a) A Beneficiary may be a Holder of a Certificate relating to any Sub-Trust and thereby acquire all rights accorded to a Holder under this Agreement, any related Supplement or any other applicable Trust Document, subject to such restrictions on voting or other rights as may be contained therein.

         (b) Subject to Article Five, each Beneficiary may direct the Trustee to take action or refrain from taking action with respect to the Related Trust Assets, except to the extent such action or inaction would conflict with any other provision of this Agreement, the other Trust Documents or any related Securitized Financing Documents. Such direction shall be accompanied by an Officer's Certificate of such Beneficiary delivered to the Trustee certifying that such direction is authorized by or not in conflict with this Agreement, the other Trust Documents or any related Securitized Financing Documents. Such action may include, among other things, delivering or distributing to or upon the order of the Related Beneficiary all or any number of related Leases or Leased Vehicles or other Related Trust Assets.

         Section 3.07. Filings. The Grantor, the Beneficiaries and the Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the Servicer or a Related Beneficiary to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the UTI and any SUBIs, including filing or causing to be filed UCC financing statements and executing and delivering any related filings, documents or writings hereunder or under the other Trust Documents or any related Securitized Financing Documents. Notwithstanding the foregoing, except as otherwise provided in a Supplement or any related Securitized Financing Documents, in no event shall the Grantor, any Beneficiary or the Trustee be required to take any action to perfect (i) any allocation of UTI Assets in connection with a UTI Pledge or (ii) any security interest that may be deemed to be held by any Person in any UTI Leased Vehicle. The Grantor and the Beneficiaries each hereby revocably makes and appoints each of the Trustee and the Servicer, and any of their respective officers, employees or agents, as its true and lawful attorney-in-fact (which appointment is coupled with an interest and is revocable but, in the case of the Servicer, only for so long as such Servicer is acting in such capacity) with power to sign on behalf of the Grantor or the Beneficiaries any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

         Section 3.08. Allocation of Expenses and Indemnification.

         (a) Except as otherwise provided in a Supplement, the UTI Beneficiary shall be liable for all Liabilities arising with respect to the UTI Assets or the operation of the UTI; provided, however, that any Liability of the Grantor with respect to any Securitized Financing shall be as set forth in the related Securitized Financing Documents. To the extent that the Grantor shall have paid or suffered any Liability with respect to the UTI Assets or the operation of the UTI, and to the extent such Liability was not caused by the willful misconduct or bad faith of the Grantor, the Grantor shall be indemnified, defended and held harmless out of the UTI Assets in accordance with
Section 3.08(b) against any such Liability (including reasonable attorneys' and other professionals' fees and expenses).

         (b) Notwithstanding any other provision of this Agreement or any other Trust Document, to the extent that a Liability shall be incurred or suffered with respect to, or is attributable to, any Trust Assets (the "Affected Trust Assets") allocated to one or more Sub-Trusts, each such Sub-Trust shall, from and to the extent of monies from time to time on deposit in the related Collection Accounts, bear in full such Liability pro rata in the ratio of the aggregate Cash Value of the Affected Trust Assets in all such Sub-Trusts and, in accordance with Section 3804(a) of the Delaware Act, all other Sub-Trusts shall bear none of such Liability; provided, however, that to the extent any such Liability is suffered with respect to all Trust Assets generally, each Sub-Trust shall, from and to the extent of monies from time to time on deposit in the related Collection Accounts, bear such Liability in proportion to the ratio of the aggregate Cash Value of the Trust Assets in such Sub-Trust to the aggregate Cash Value of all Trust Assets. In each case in which more than one Sub-Trust is to bear any such Liability, the Trustee shall, at the direction of the Servicer, transfer periodically from each related Collection Account to the UTI Collection Account or such Trust Account as may be designated by a related SUBI Supplement, as the case may be, the share of such Liability borne by each such Sub-Trust.

         (c)      If, notwithstanding the provisions of this Agreement and
Section 3804 of the Delaware Act, a third party Claim against the Trust Assets is satisfied out of the Trust Assets in proportions other than as provided in
Section 3.08(b), then, notwithstanding anything to the contrary contained herein, the Servicer shall promptly identify and reallocate (or cause the Trustee to identify and reallocate) the remaining Trust Assets among each Sub-Trust such that each Sub-Trust shall bear the expense of such Claim as nearly as possible as if such Claim had been allocated as provided in Section 3.08(b).

         Section 3.09. Insurance Policies.

         (a) Except as otherwise provided in a Supplement, the Related Beneficiary (or Special Purpose Affiliate, if applicable) shall cause to be maintained, and no Beneficiary or Special Purpose Affiliate shall, without the prior written consent of the Servicer of the Related Trust Assets, which consent may not be unreasonably withheld, cause the termination of one or more contingent liability, excess liability or umbrella Insurance Policies providing coverage against third party Claims that may be raised against the Trust, the Trustee on behalf of the Trust or the Trust Agent with respect to each Leased Vehicle, including automotive vehicle liability coverage in an amount at least equal to $5 million per occurrence (which policy may be a blanket Insurance Policy covering the Related Beneficiary or Special Purpose Affiliate, as applicable, and one or more Affiliates).

         (b) The Related Beneficiary or Special Purpose Affiliate, as applicable, shall cause each Insurance Policy required to be maintained by it pursuant to this Section to name the Trust or the Trustee on behalf of the Trust as an additional insured or loss payee.

                                  ARTICLE FOUR

                            PAYMENTS; TRUST ACCOUNTS

         Section 4.01. Payments from Trust Assets Only.

         (a) Except as otherwise provided in this Agreement and the other Trust Documents, all payments, if any, to be made by the Trustee other than amounts (i) owing by the Trustee arising from its willful misfeasance, bad faith or negligence or (ii) advanced by the Servicer, shall be made only from any then available Trust Assets and only to the extent the Trustee shall have received income or proceeds therefrom to make such payments in accordance with the terms hereof.

         (b) Except as otherwise provided in this Agreement and the other Trust Documents, all amounts payable to a Holder shall be paid or caused to be paid by the Trustee or the Servicer, as the case may be, to or for the account of such Holder in immediately available funds by wire transfer.

         Section 4.02. Trust Accounts.

         (a) Except as otherwise provided in any Supplement or Servicing Agreement, the Trustee shall establish and maintain with respect to the UTI and each SUBI, a Collection Account, a Payahead Account and a Residual Value Surplus Account. The Trustee shall establish and maintain with respect to the UTI or any SUBI such other accounts as may be specified in a related Supplement or any Servicing Agreement. Except as otherwise provided in a related Supplement or Servicing Agreement, each of such Trust Accounts shall be a segregated trust account established and maintained with the Trustee or the Trust Agent in the name of the Trustee, provided that the Trustee or the Trust Agent, as the case may be, maintains the Required Deposit Rating. Except as otherwise provided in this Agreement, the other Trust Documents and any related Securitized Financing Documents, none of the Grantor, the Servicer, the Beneficiaries, any Special Purpose Affiliate or any Holder shall have any right to withdraw funds from any Trust Account without the express written consent of the Trustee; provided, however, that the Trustee, with the express written consent of the Related Beneficiary or a Special Purpose Affiliate (if applicable), shall so consent as to each Trust Account to the extent provided for in any Supplement, Servicing Supplement or related Securitized Financing Documents. The Trustee may authorize the Related Beneficiary, any Special Purpose Affiliate (if applicable) or any Servicer to make deposits into and disbursements from any Trust Account in accordance with the terms and provisions of this Agreement, the other Trust Documents and any related Securitized Financing Documents. All amounts held in the Trust Accounts shall be invested by the Trustee at the direction of the Servicer in Permitted Investments until distributed or otherwise applied in accordance with this Agreement, the other Trust Documents or any related Securitized Financing Documents. Except as otherwise provided herein or in a related Supplement or Servicing Agreement, all earnings from the investment of monies in a Trust Account shall be deposited upon receipt into such Trust Account and any Loss on such investment shall be charged to such Trust Account. If the Trustee or the Trust Agent, as the case may be, at any time does not have the Required Deposit Rating, the Servicer shall, with the assistance of the Trustee or the Trust Agent, as necessary, cause the related Trust Account to be moved to a depository institution or trust company that (i) is organized under the laws of the United States or any State and (ii) has the Required Deposit Rating.

         (b) Each SUBI Account shall relate solely to the related SUBI and each UTI Account shall relate solely to the UTI, and any funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in this Agreement, the other Trust Documents or any related Securitized Financing Documents. The Trustee shall account for and record separately all amounts received by the Trustee relating to each Trust Account from the Related Trust Assets and proceeds relating thereto.

         Section 4.03. Distribution of Funds. Except as otherwise provided in any Servicing Agreement, the Trustee, promptly upon receipt of an Officer's Certificate of the Servicer as to the amount of Excess Funds, shall pay to, or upon the order of, the Holder of the UTI Certificate, upon the request of the Holder, any or all Excess Funds so requested.

         Section 4.04. Default in UTI Pledge. In the event of a UTI Pledge Default Notice, the Trustee shall (i) not create any new SUBI and (ii) direct the Servicer to ensure that no additional Leases or Leased Vehicles are assigned to the Trust (other than (A) as provided for in Section 4.05 or (B) those Leases and Leased Vehicles the initial net investment value of which on the books of the Trust does not exceed the sum of any capital contributions made to the Grantor (and Capital Contributions made by the Grantor) specifically to fund the acquisition by the Trust of such Leases and Leased Vehicles for allocation to the UTI).

         Section 4.05. SUBI Lease Accounts. In the event that for any reason
(i)(a) one or more different Servicers shall be engaged to service one or more Sub-Trusts or (b) circumstances with respect to any Securitized Financing secured by a UTI Pledge are such that (1) there has been a UTI Pledge Default Notice or (2) the Trustee has given the Servicer notice that a Trust Asset Transfer into one or more SUBIs would cause an Event of Default to occur in any Securitized Financing secured by such UTI Pledge and (ii) at such time the Trustee, acting pursuant to any SUBI Supplement and at the direction of the Related Beneficiary, would otherwise be causing the Servicer to effect Trust Asset Transfers from the UTI into one or more SUBIs: (A) the Trustee shall establish and maintain in its name for each SUBI a separate "SUBI Lease Account", each of which shall be a Trust Account and a SUBI Account; (B) to the extent that the Trustee would, but for clause (i) above, cause the transfer of funds from any SUBI Collection Account to the UTI Collection Account in connection with any Trust Asset Transfer, the Trustee shall instead cause the transfer of such funds from such SUBI Collection Account to the related SUBI Lease Account; (C) the Trustee shall direct the Servicer then servicing the related SUBI to acquire on behalf of the Trust, for the account of such SUBI rather than for the UTI, Leases and Leased Vehicles; and (D) the Trustee shall apply any such funds in any such SUBI Lease Account directly to reimburse the Servicer then servicing such SUBI for any payments made by it to honor drafts of Dealers in respect of such Leases and Leased Vehicles. In the event that Leases and Leased Vehicles are being acquired by any Servicer(s) on behalf of the Trust both with respect to the UTI and any SUBI simultaneously, the Trustee shall first allocate all such Leases and Leased Vehicles to such SUBI until funds available for such purpose in the related SUBI Lease Accounts are exhausted and shall then allocate all remaining Leases and Leased Vehicles to the UTI.

                                  ARTICLE FIVE

                                   THE TRUSTEE

         Section 5.01. Duties and Powers of Trustee.

         (a) The Trustee undertakes to perform such duties and engage in such activities, and only such duties and activities, as are specified in this Agreement, in any other Trust Document or as may be directed from time to time by the Related Beneficiary in a manner not contrary to the terms hereof or thereof from time to time, including in connection with (i) a Securitized Financing; (ii) sales or pledges of Leases, Leased Vehicles and other Trust Assets to the extent permitted by the terms of the related Securitized Financings (provided that the Certificate of Title to any Leased Vehicle so sold is amended to reflect the transfer of ownership thereof from the Trust or the Trustee on behalf of the Trust, unless applicable law permits the transfer of ownership of a vehicle without an amendment to such vehicle's Certificate of Title); and (iii) activities ancillary thereto. The Trustee shall have such powers as are necessary and appropriate to the conduct of its duties as set forth in this Agreement and any Supplement.

         (b) Except as otherwise provided in this Agreement and the other Trust Documents, neither the Trust nor the Trustee shall: (i) issue interests in or securities of the Trust, other than the UTI, the UTI Certificate, one or more SUBIs and any SUBI Certificates; (ii) borrow money (except from NMAC or the UTI Beneficiary or their Affiliates in connection with the acquisition of Leases and Leased Vehicles); (iii) make loans; (iv) invest in or underwrite securities; (v) offer securities in exchange for Trust Assets (other than Certificates); (vi) repurchase or otherwise reacquire any Certificate (other than for purposes of cancellation) except as permitted by or in connection with any Securitized Financing; or (vii) grant any security interest in or Lien upon any Trust Assets.

         (c) At the direction of the Servicer or the Related Beneficiary, the Trustee shall undertake the following ministerial activities: (i) apply for and maintain (or cause to be applied for and maintained) all licenses, permits and authorizations necessary or appropriate to carry on its duties as Trustee hereunder in each jurisdiction that the Servicer or the Related Beneficiary, as applicable, deems appropriate; (ii) file (or cause to be filed) in each jurisdiction that the Servicer or Related Beneficiary, as applicable, deems appropriate (A) notice reports and other required filings and (B) applications for Certificates of Title so as to cause the Trust or the Trustee on behalf of the Trust to be recorded as the holder of legal title of the Leased Vehicles (and execute and deliver to each Dealer a power of attorney sufficient to allow such Dealer to so record the Trust or the Trustee on behalf of the Trust as the holder of legal title to such Leased Vehicles); (iii) to the extent that the Related Beneficiary or the Servicer, as applicable, deems it necessary or useful to have an Administrative Lien recorded on Certificates of Title, file (or cause to be filed) in each jurisdiction that the Related Beneficiary or the Servicer, as applicable, reasonably deems appropriate such applications as are necessary or appropriate to record upon each Certificate of Title an Administrative Lien in favor of an Administrative Lienholder; (iv) be the assignee of the Dealer/initial lessor with respect to the Leases in the event that the Trust cannot be such assignee; and (v) pay (or cause to be paid) all applicable Taxes and fees properly due and owing in connection with the Trustee's activities under this Agreement and the other Trust Documents to which it is a party (other than Taxes in respect of income earned by the Trustee). The Servicer or the Related Beneficiary, as applicable, shall pay, or make an advance to the Trustee to pay, the costs and expenses of the foregoing, subject to reimbursement to the extent provided in a related Servicing Agreement.

         (d) The Trustee shall establish accounts and receive, maintain, invest and disburse funds in accordance with Article Four and the other Trust Documents.

         (e) The Trustee, upon receipt of each resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee as shall be specifically required to be furnished pursuant to any provision of the Trust Documents, shall examine such instrument to determine whether it conforms to the requirements of the Trust Documents.

         (f) Neither the Servicer nor any Beneficiary shall take, or direct the Trustee to take, any action that (i) is inconsistent with the purposes of the Trust as set forth in Section 2.03 or (ii) would result in the treatment of the Trust for federal income tax purposes as an association (or a publicly traded partnership) taxable as a corporation.

         (g) The Trustee agrees to perform or cause to be performed the obligations of the Trust, the Trustee and the Trustee on behalf of the Trust as set forth in any Servicing Agreement or other Trust Document to which the Trust is a party on the terms and subject to the conditions specified therein.

         Section 5.02. Duty of Care.

         (a) Except during the continuance of an Event of Default, the Trustee need perform only those duties specifically set forth in this Agreement and the other Trust Documents. During the continuance of an Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and the other Trust Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such prudent person's own affairs. No provision of this Agreement shall be construed to relieve the Trustee from Liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct; provided, however, that the Trustee shall not be personally liable:

                  (i) for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any Responsible Officer of the Trustee or the Trust Agent customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such individual's knowledge of or familiarity with the particular subject, unless it shall be proved that the Trustee or Trust Agent was negligent or acted with bad faith or willful misconduct in performing its duties in accordance with the terms of this Agreement; and

                  (ii) with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of (A) to the extent relating to the UTI, the UTI Beneficiary or any Registered Pledgee of a UTI Pledge (to the extent that such

         Registered Pledgee is authorized to give such directions) or (B) to the extent relating to a SUBI, the Holder or Registered Pledgee of a related SUBI Certificate (in each case only to the extent such Registered Pledgee is authorized to give such direction) in connection with a Securitized Financing relating to the exercise of any power conferred upon the Trustee under this Agreement.

         (b) Notwithstanding Section 5.02(a), the Trustee shall not be required to expend or risk its own funds or otherwise incur Liability in the performance of any of its duties under this Agreement or the other Trust Documents, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or Liability is not reasonably assured to it, and none of the provisions contained herein or therein shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of a Servicer hereunder or under any Servicing Agreement except during such time, if any, as the Trustee shall be successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with this Agreement or any other Trust Document.

         (c) Except as otherwise authorized by the Trust Documents, the Trustee shall take no action as to which it has been notified by a Beneficiary or a Special Purpose Affiliate, or has actual knowledge, that such action would impair the beneficial interests in the Trust, impair the value of any Trust Asset or adversely affect the rating of any Rated Securities.

         (d) All information obtained by the Trustee regarding the other parties hereto or any of their respective Affiliates, or regarding the administration of the Trust, the Lessees, the Leased Vehicles or the Leases, whether upon the exercise of its rights under this Agreement, any other Trust Document or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any Person other than to the Trust Agent, the Grantor, the Beneficiaries, the Servicer or any Special Purpose Affiliate, unless such disclosure is required by applicable law or regulation or pursuant to valid legal process, or unless such information is already otherwise publicly available.

         Section 5.03. Certain Matters Affecting the Trustee. Except as otherwise provided in this Agreement:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties; provided that it shall be obligated to examine each such item specifically required to be furnished to it pursuant to the Trust Documents to determine whether they conform to the requirements of this Agreement or the other Trust Documents, as applicable. In particular, whenever any Trust Document provides that the Trustee shall receive or may rely upon the instructions or directions of a Beneficiary or a Holder, any written instruction or direction purporting to bear the signature of any authorized signatory of such Beneficiary or Holder reasonably believed by the Trustee to be genuine may be deemed by the Trustee to have been signed or presented by the proper party.

                  (b) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel.

                  (c) Subject to Section 5.02(a), the Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement or by any other Trust Document, or to institute, conduct or defend any litigation hereunder or in relation hereto or thereto, at the request, order or direction of one or more Beneficiaries or Holders pursuant to this Agreement or any other Trust Document, unless the Person or Persons making such request shall have offered the Trustee reasonable security or indemnity against any Liability, including reasonable fees and expenses of counsel, that may be incurred therein or thereby.

                  (d) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by one or more Beneficiaries or Holders. Notwithstanding the foregoing, if the payment within a reasonable time to the Trustee of the Liability likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to it by the security afforded it by the terms of this Agreement or any other Trust Document, the Trustee may require reasonable indemnity against such Liability as a condition to so proceeding. The reasonable Liability relating to each such examination shall be paid by the Person(s) requesting such examination or, if paid by the Trustee, shall be reimbursed as a Trust Expense.

                  (e) The Trustee may execute any of the trusts or powers or perform any duties under this Agreement or under the other Trust Documents either directly or by or through agents, attorneys, Trust Agents or custodians and shall not be liable for the negligence or willful misconduct of such agents, attorneys, Trust Agents or custodians appointed with due care.

                  (f) The Trustee shall make a copy of this Agreement available for examination by the Holders and the Beneficiaries during normal business hours at the address specified in Section 8.03(iii), or at such other address as shall be designated by the Trustee in a written notice in accordance with Section 8.03(x).

         Section 5.04. Trustee Not Liable for Certificates or Leases. The Trustee shall not have any obligation to perform any of the duties of the Grantor or the Servicer unless explicitly set forth in this Agreement or any other Trust Document to which the Trustee is a party. The Trustee shall not at any time have any responsibility or Liability for or with respect to: (i) the legality, validity and enforceability of any security interest in any Trust Asset; (ii) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (iii) the efficacy of the Trust or its ability to generate the payments to be distributed to the Holders under the Trust Documents, including the existence, condition, location and ownership of any Trust Asset; (iv) the existence and enforceability of any Insurance Policy; (v) the existence and contents of any Lease or any computer or other record thereof; (vi) the validity of the assignment of any Trust Asset to the Trust or the Trustee on behalf of the Trust or of any intervening assignment; (vii) the completeness, performance or enforcement of any Lease; (viii) the compliance by the Grantor or the Servicer with any covenant or the breach by the Grantor, any Beneficiary or the Servicer of any warranty or representation in any Trust Document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (ix) any investment of monies at the direction of the Servicer or any Loss resulting therefrom; (x) the acts or omissions of any Dealer or other Person in connection with the origination of any Lease; (xi) any action of the Servicer taken in the name of the Trustee; or (xii) any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement or the other Trust Documents to which the Trustee is a party. Except with respect to a Claim based on the Trustee's willful misconduct, bad faith or negligence, (i) no recourse shall be had against the institution serving as Trustee in its individual capacity for any Claim based on any provision of this Agreement or any such other Trust Document, a Certificate or any Trust Asset or assignment thereof and (ii) the Trustee shall not have any personal obligation, Liability or duty whatsoever to any Holder or any other Person with respect to any such Claim, and any such Claim shall be asserted solely against the Trust Assets or any indemnitor that shall furnish indemnity as provided for in this Agreement or in the other Trust Documents. The Trustee shall not be accountable for the use or application by a Holder or a Special Purpose Affiliate of any Certificate(s) or the proceeds thereof, or for the use or application of any funds properly paid to the Servicer pursuant to any Servicing Agreement.

         Section 5.05. Indemnification of Trustee and Trust Agents. The Trustee (and the Trust Agent, as applicable) shall be indemnified and held harmless out of and to the extent of the Trust Assets with respect to any Loss incurred by the Trustee arising out of or incurred in connection with (i) any Trust Assets (including any Loss relating to Leases, Leased Vehicles, consumer fraud, consumer leasing act violations, misrepresentation, deceptive and unfair trade practices and any other Loss arising in connection with any Lease, personal injury or property damage Claims arising with respect to any Leased Vehicle or any Loss with respect to any Tax arising with respect to any Trust Asset) or
(ii) the acceptance or performance by the Trustee of the trusts and duties contained in this Agreement or any other Trust Document, with any allocation of such indemnification among the Trust Assets to be made as provided for in
Section 3.08 or in a Supplement; provided, however, that the Trustee shall not be indemnified or held harmless out of the Trust Assets as to any such Loss (i) for which the Servicer shall be liable pursuant to Section 6.02 or a corresponding section of any Supplement (unless (A) the Servicer would be entitled to reimbursement of such Loss from Trust Assets pursuant to a related Servicing Agreement or (B) the Servicer shall not have paid such Loss upon the final determination of its liability therefor), (ii) incurred by reason of the Trustee's willful misconduct, bad faith or negligence or (iii) incurred by reason of the Trustee's breach of Section 5.07(a)(i), Section 5.12 or its representations and warranties pursuant to any Servicing Agreement. To the extent that Trust Assets are employed to pay any Loss incurred by the Trustee for which the Servicer is determined to be liable pursuant to Section 6.02 or a corresponding section of any Supplement, the Trust shall be subrogated to all rights of the Trustee to recover such Loss from the Servicer.

         Section 5.06. Trustee's Right Not to Act. Notwithstanding anything to the contrary contained herein, the Trustee shall have the right to decline to act in any particular manner otherwise provided for herein or in the other Trust Documents if the Trustee, being advised in writing by counsel, determines in good faith that such action may not lawfully be taken or would subject it to personal Liability or be unduly prejudicial to the rights of any Holder; and provided further, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by it that is not inconsistent with such otherwise required acts.

         Section 5.07. Qualification of Trustee.

         (a) Except as otherwise provided in this Agreement, the Trustee shall at all times be (i) a corporation organized under the laws of the United States or any State (which corporation shall not be a Beneficiary or any Affiliate thereof), (ii) qualified to do business in the States requested in writing by the Servicer and (iii) otherwise acceptable to each Rating Agency.

         (b) In the event the Trustee complies with Section 5.07(a) but has its principal place of business outside of the State of Delaware, then there shall at all times be a co-trustee appointed to act as the Delaware Trustee pursuant to Section 3807 of the Delaware Act. The Delaware Trustee shall serve as such for the sole purpose of satisfying the requirement of Section 3807 of the Delaware Act that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto and the Holders that the Delaware Trustee shall have none of the duties or Liabilities of the Trustee. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and
(ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under
Section 3811 of the Delaware Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) or Liabilities relating thereto to the Trust or the Holders, it is hereby understood and agreed by the parties hereto and the Holders that such duties and Liabilities are replaced by the duties and Liabilities of the Delaware Trustee expressly set forth in this Agreement.

         Section 5.08. Resignation or Removal of Trustee.

         (a) The Trustee may not at any time resign without the express written consent of the UTI Beneficiary, which consent shall not be unreasonably withheld.

         (b) The UTI Beneficiary may remove the Trustee (i) if (A) at any time the Trustee shall cease to be qualified in accordance with Section 5.07,
(B) any representation or warranty made by the Trustee pursuant to Section 5.12 shall prove to have been untrue in any material respect when made, but the Trustee shall fail to resign after written request therefor by the UTI Beneficiary, (C) at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, (D) a receiver of the Trustee or of its property shall be appointed or (E) any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or (ii) at its discretion, subject to

Section 5.14(b). Upon the removal of the Trustee, the UTI Beneficiary shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, together with payment of all fees and expenses owed to the outgoing Trustee.

         (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to this Article shall not become effective until acceptance of appointment by the successor Trustee.

         Section 5.09. Successor Trustee. Any successor Trustee appointed as provided in Section 5.08 shall execute, acknowledge and deliver to the Servicer, the predecessor Trustee, and each Beneficiary an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of such predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement and the other Trust Documents to which the Trustee is a party, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents held by it under this Agreement and the other Trust Documents, and the predecessor Trustee and the other parties to the Trust Documents shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless, at the time of such acceptance, such successor Trustee shall be eligible under Section 5.07. Upon acceptance of appointment by a successor Trustee as provided in this Section, the successor Trustee shall mail notice of its appointment under this Agreement to each Notice Party. The UTI Beneficiary shall mail notice of the successor of such Trustee under this Agreement to each related Holder. If the UTI Beneficiary fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, such successor Trustee shall cause such notice to be mailed at the expense of UTI Beneficiary.

         Section 5.10. Merger or Consolidation of Trustee. The Trustee shall not merge or consolidate with, or sell all or any substantial part of its assets to, any other entity or Person without the express written consent of the UTI Beneficiary. Any such entity (i) into which the Trustee may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Trustee shall be a party or (iii) which may succeed to the corporate trust business of the Trustee, and in each case which executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, provided such entity shall be eligible pursuant to Section 5.07, without the execution or filing of any instrument or any further act on the part of any of the parties hereto other than the written consent of the UTI Beneficiary. The Trustee shall give notice to each Rating Agency prior to effecting any merger, conversion, consolidation or other transaction described in this Section.

         Section 5.11. Co-Trustees, Separate Trustees, Nominees and Trust
Agents.

         (a) Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Trust Assets may at the time be located or within which such Trust Assets are to be acquired, the UTI Beneficiary and the Trustee, acting jointly, shall have the power to execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Trustee, or as a separate trustee or nominee holder of legal title, of all or any part of such Trust Assets, and to vest in such Person, in such capacity and for the benefit of the Related Beneficiary, the Holders and their permitted assigns, such title to such Trust Assets, or any part thereof, and, subject to the other provisions of this Section, such rights, powers, duties, obligations, rights and trusts as the UTI Beneficiary and the Trustee may consider necessary or desirable. No such co-trustee, separate trustee or nominee holder of legal title shall be required to meet the terms of eligibility as a successor Trustee pursuant to Section 5.09, except that no such co-trustee, separate trustee or nominee holder of legal title under this Agreement may be a Beneficiary or any Affiliate thereof.

         (b) Each co-trustee, separate trustee and nominee holder of legal title shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such co-trustee, separate trustee or nominee holder of legal title jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Servicer under this Agreement or any Servicing Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such co-trustee, separate trustee or nominee holder of legal title, but solely at the direction of the Trustee;

                  (ii) no trustee or nominee holder of legal title hereunder shall be personally liable by reason of any act or omission of any other trustee or nominee holder of legal title hereunder; and

                  (iii) the UTI Beneficiary and the Trustee, acting jointly, may at any time accept the resignation of or remove any co-trustee, separate trustee or nominee holder of legal title.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each co-trustee, separate trustee and nominee holder of legal title, as effectively as if given to each of them. Every instrument appointing any co-trustee, separate trustee or nominee holder of legal title shall refer to this Agreement and the conditions of this Section. Each co-trustee, separate trustee and nominee holder of legal title, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all provisions of this Agreement, specifically including every provision relating to the conduct of, affecting the Liability of or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and each Related Beneficiary.

         Any co-trustee, separate trustee or nominee holder of legal title may at any time, and shall, at the request of the Trustee, appoint the Trustee, the Trust Agent or the Servicer its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee, separate trustee or nominee holder of legal title shall die, become incapable of acting, resign or be removed, then all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Trust Assets shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any co-trustee, separate trustee or nominee holder of legal title shall not relieve the Trustee of its obligations and duties under this Agreement.

         (d) The Trustee may enter from time to time into one or more Trust Agency Agreements with a Trust Agent that is by experience and expertise qualified to act in a trustee capacity and otherwise acceptable to the UTI Beneficiary. The Trustee shall provide prompt notice of the appointment of each Trust Agent (other than the initial Trust Agent) to each Notice Party. Except as otherwise provided herein or in any related Trust Agency Agreement, the Trust Agent shall be responsible for all duties and obligations of the Trustee hereunder and under each other Trust Document to which the Trustee is a party, and the Trustee hereby delegates to the Trust Agent all power and authority delegable by the Trustee hereunder and thereunder in order better to be able to carry out its duties as Trust Agent. Each Trust Agency Agreement shall specify the duties, powers, Liabilities, obligations and compensation of the Trust Agent to carry out on behalf of the Trustee all of its obligations as Trustee arising under this Agreement or the other Trust Documents to which the Trustee is a party and shall contain a non-petition covenant substantially identical to that set forth in Section 8.08; provided, however, that nothing contained in any Trust Agency Agreement shall excuse, limit or otherwise affect any power, duty, obligation, Liability or compensation otherwise applicable to the Trustee hereunder. Notwithstanding the foregoing or the provisions of any Trust Agency Agreement, the Trustee shall replace any Trust Agent if (i) in the judgment of the Related Beneficiary, the compensation or level of service of such Trust Agent shall no longer be reasonably competitive with those of any alternative agent reasonably proposed by the Related Beneficiary, (ii) the Trust Agent has materially breached its obligations under the related Trust Agency Agreement and the UTI Beneficiary or any Holder have given written notice to the Trustee and the Trust Agent of such breach and the Trust Agent has not cured such breach in all material respects within 30 Business Days thereafter or (iii) any Rating Agency shall require the replacement of such Trust Agent. The Trustee hereby engages U.S. Bank as the initial Trust Agent, the UTI Beneficiary hereby consents to such appointment and U.S. Bank hereby accepts such engagement, with all provisions of this Section relating to Trust Agents, together with Section 8.08, constituting a Trust Agency Agreement between U.S. Bank and the Trustee, subject to any amendment or supplement thereto between such parties not inconsistent herewith. So long as the Trustee is a Subsidiary of the Trust Agent, the Trustee shall pay the Trust Agent reasonable compensation for its services and shall provide such reimbursement of expenses as are separately agreed to by the Trustee and the Trust Agent.

         The Trust Agent shall be entitled to all of the benefits, protections, indemnities and rights of reliance set forth in this Agreement with regard to the Trustee. The Trust Agent may resign hereunder upon giving 30 days' prior written notice to each Notice Party. Notwithstanding the foregoing, unless otherwise agreed to by the Trustee and the UTI Beneficiary, such resignation shall be effective only upon the appointment of a successor Trust Agent in accordance with the terms hereof.

         Section 5.12. Representations, Warranties and Covenants of Trustee. The Trustee hereby makes the following representations, warranties and covenants on which the other parties hereto, their respective permitted assignees and pledgees, each Holder (and beneficial owner of any portion of the related Certificate in connection with a Securitized Financing) and each Beneficiary may rely:

                  (i) The Trustee is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation and is in good standing in each State identified in an Officer's Certificate of the Servicer delivered on the Effective Date. The Trustee shall promptly take or cause to be taken all such actions and execute and file or cause to be executed and filed all such instruments and documents, the cost of which shall be a Trust Expense, as may reasonably be required in order for the Trustee to qualify to do business and be in good standing in each other State identified in writing from time to time by a Beneficiary or the Servicer.

                  (ii) The Trustee has full power, authority and right to execute, deliver and, assuming that the filings set forth on an Officer's Certificate of the Servicer delivered on the Effective Date are sufficient to allow the Trustee to act as a trustee with respect to the Trust Assets, perform this Agreement in all material respects and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (iii) This Agreement has been duly executed and delivered by the Trustee, and is a legal, valid and binding instrument enforceable against the Trustee in accordance with its terms.

                  (iv) Neither the execution and delivery of this Agreement or the other Trust Documents to which the Trustee is a party, the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any judgment, decree or order binding upon the Trustee or the certificate of incorporation or bylaws of the Trustee or any provision of any material indenture, contract, agreement or other instrument to which the Trustee is a party or by which it is bound.

                  (v) The Trustee has not engaged, is not currently engaged and will not engage during the term of this Agreement in any activity other than serving as Trustee and in such ancillary activities as are necessary and proper in order to act as Trustee pursuant to this Agreement and the other Trust Documents.

         Section 5.13. Trustee's Fees and Expenses. Except as otherwise provided in the other Trust Documents, the Servicer shall, subject to reimbursement to the extent provided in a related Servicing Agreement (i) pay the Trustee, the Delaware Trustee and any other co-trustee reasonable compensation as shall be agreed upon from time to time by the Trustee, the Delaware Trustee or any other co-trustee, as the case may be, and the Servicer (and which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee, the Delaware Trustee or any other co-trustee, as the case may be, in the execution of the Trust and in the exercise and performance of any of the powers and duties under this Agreement and the other Trust Documents to which it is a party and (ii) reimburse the Trustee, the Delaware Trustee and any other co-trustee for all reasonable expenses (including reasonable attorneys' fees) for the Trustee's, the Delaware Trustee's or any other co-trustee's costs of qualification, periodic maintenance of corporate franchises and qualifications (excluding Taxes payable in respect of income earned by the Trustee, the Delaware Trustee or any other co-trustee), annual board of directors' meetings and all necessary corporate filings.

         Section 5.14. Trustee Stock. U.S. Bank hereby makes the following representations, warranties and covenants on which the other parties hereto, their respective permitted pledgees and assigns and each Holder (and beneficial owner of any portion of the related Certificate in connection with a Securitized Financing) and Beneficiary may rely:

                  (i) All of the Trustee Stock is owned by U.S. Bank, free and clear of any Lien or other restriction, agreement or commitment of any kind (other than as provided for in this Agreement) that would in any way restrict its ability freely to transfer, convey and assign the Trustee Stock. All such Trustee Stock currently outstanding is (and any Trustee Stock that may be issued in the future will be) validly issued, fully paid and nonassessable and has not been (and will not be) issued in violation of any preemptive, first refusal or other subscription rights of any Person. There are no outstanding options, warrants, conversion rights, subscription rights, preemptive rights, exchange rights or other rights, agreements or commitments of any kind obligating U.S. Bank to sell any Trustee Stock or to issue any additional Trustee Stock to any Person. No additional Trustee Stock may be issued without the express written consent of the UTI Beneficiary.

                  (ii) For so long as U.S. Bank is acting as a Trust Agent pursuant to this Agreement or any Trust Agency Agreement, but subject to any applicable legal or regulatory requirements, it shall retain ownership of all of the Trustee Stock. If at any time (and for any reason, including U.S. Bank's resignation or termination as Trust Agent or the dissolution of the Trust) U.S. Bank either is no longer acting as a Trust Agent or is no longer able, due to legal or regulatory changes, to own the Trustee Stock or the Trustee would have to be removed pursuant to Section 5.08(b) as a result of its being owned by U.S. Bank, U.S. Bank shall (A) notify the UTI Beneficiary of such event and (B) sell to the designee of the UTI Beneficiary (which shall not be a Beneficiary or an Affiliate thereof), at the option of the UTI Beneficiary, without recourse except with respect to the representations, warranties and covenants contained herein, all of the Trustee Stock for the sum of $10 plus all Liquid Trustee Assets. Such designee shall have 120 days from the date of receipt of such notice in which to exercise such option and to consummate such acquisition, during which time U.S. Bank shall not offer for sale or sell any Trustee

         Stock to any other Person. If such designee does not consummate such acquisition within such period, U.S. Bank may offer for sale or sell to any Person any or all of the Trustee Stock or may dissolve the Trustee; provided, however, that if, upon or in connection with U.S. Bank no longer being a Trust Agent, a successor Trust Agent shall be appointed by the Trustee, U.S. Bank shall next grant to such successor Trust Agent an option for it or its designee to buy the Trustee Stock without recourse except with respect to the representations, warranties and covenants contained herein, for the sum specified above. Such successor Trust Agent or its designee shall have 120 days from the date of receipt of such offer in which to exercise such option and consummate such acquisition, during which time no Trustee Stock may be offered for sale or sold to any Person other than such successor Trust Agent or its designee. Upon any timely exercise of the foregoing option to acquire the Trustee Stock, U.S. Bank shall promptly tender all Trustee Stock to such buyer at a time and place determined by the buyer, duly endorsed in blank or with duly endorsed stock powers attached, against payment of the purchase price. U.S. Bank shall pay any transfer or similar taxes arising from a transfer of the Trustee Stock as contemplated herein; provided, however, that the UTI Beneficiary shall pay such amounts if the Trustee is removed pursuant to Section 5.08(b)(ii).

         Section 5.15. Limitation of Liability of Trustee.

         (a) Notwithstanding anything contained herein to the contrary, in no event shall NILT, Inc., in its individual capacity, or any Trust Agent appointed hereunder have any Liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder (other than any certificate of authentication), as to all of which recourse shall be had solely to the Trust Assets.

         (b) For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Trustee and the Trust Agent shall be subject to, and entitled to the benefits of, the terms and provisions of Article Five.

         (c) Except as otherwise indicated by context, any reference herein to actions taken or amounts received in trust by the Trustee shall be deemed to mean the Trustee, acting on behalf of the Trust and all Beneficiaries.

         (d) The Trustee hereby acknowledges and agrees that NMAC owns all rights to the name NILT, Inc.

                                   ARTICLE SIX

                                  THE SERVICER

         Section 6.01. Duties and Powers of Servicer. The Servicer is hereby appointed and authorized to act as attorney-in-fact for the Trust, and in such capacity shall manage, service, administer, dispose of and make collections on the Trust Assets with reasonable care, using that degree of skill and attention that it exercises with respect to comparable assets that it services for itself or others. The Trustee shall enter into any and all agreements as a Beneficiary may, with the consent of the Servicer, direct in order to add, delete or amend any or all of the obligations of the Servicer hereunder in respect of all or any portion of the Related Trust Assets. The Servicer may retain subservicers or agents to assist the Servicer in performing its servicing functions; provided, however, that any delegation of duties to any subservicer or agent shall not relieve the Servicer of any of its obligations hereunder. The Servicer shall follow its customary standards, policies and procedures, as the same may change from time to time, and, unless otherwise indicated herein or in any Servicing Agreement, shall have full power and authority, acting alone, to take any action in connection with such managing, servicing, administering, disposing of and collecting that it may deem necessary or desirable in the interest of the Trust. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Beneficiaries and the Trust (i) to execute and deliver, on behalf of the Trust, any and all instruments, certificates or other documents necessary or advisable to record and maintain title to the Leased Vehicles in the name of the Trust or the Trustee on behalf of the Trust and to release interests of the Trust, the Trustee and the Beneficiaries in any Leased Vehicle in connection with the sale or other disposition of such Leased Vehicle as contemplated by this Agreement and the other Trust Documents, (ii) to give all directions permitted to be given by the Servicer pursuant to this Agreement and (iii) to apply for and maintain the licenses, permits and authorizations and make the filings described in Section 5.01(c). The Servicer also shall be responsible for creating, maintaining and amending the Schedule of Leases and Leased Vehicles. The Servicer shall deliver to the Trustee (i) with respect to the UTI, upon request, and (ii) with respect to any SUBI, as specified in the related Supplement, a revised Schedule of Leases and Leased Vehicles. The Servicer is hereby authorized, in its own name, in the name of the Trust or in the name of the Trustee on behalf of the Trust, to commence, defend against or otherwise participate in a Proceeding relating to or involving the protection or enforcement of the interests of the Trust, the Trustee on behalf of the Trust, a Beneficiary or a Holder in any Lease, Leased Vehicle or other Trust Asset. If the Servicer shall commence, defend against or otherwise participate in a Proceeding in its own name, then the Trust, the Trustee on behalf of the Trust, such Holder or such Beneficiary shall thereupon be deemed to have automatically assigned its interest in (including legal title to) each related Lease, Leased Vehicle or other Trust Asset, as applicable, to the Servicer to the extent necessary for purposes of such Proceeding. The Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such Proceeding. The Trustee shall furnish the Servicer with any powers of attorney and other documents and take any other steps the Servicer may deem necessary or appropriate to enable it to carry out its duties under this Agreement and the other Trust Documents. If in any Proceeding it shall be held that the Servicer may not enforce the rights of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in any Lease, Leased Vehicle or other Trust Asset on the grounds that it is not the real party in interest or a holder entitled to enforce such Lease or other relevant document or instrument, then the Trustee, on behalf of the Trust, shall, at the direction of the Servicer, take steps to enforce the interest of the Trust, the Trustee on behalf of the Trust, a Holder or a Beneficiary in such Lease, Leased Vehicle or other Trust Asset, including bringing suit in its own name or in the name of the Related Beneficiary or related Holder. The Servicer shall advance the costs or expenses of any such action to the Trustee, subject to reimbursement to the extent provided in any related Servicing Agreement.

         Section 6.02. Liability of Servicer; Indemnities.

         (a) The Servicer shall be liable in accordance with this Agreement and the other Trust Documents only to the extent of the obligations specifically undertaken by the Servicer and shall have no other obligations or Liabilities hereunder or thereunder. Such obligations shall include, with respect to this Agreement, the obligation to indemnify, defend and hold harmless the following parties; provided, that the Trustee and the Trust Agent shall not receive payments hereunder to the extent they have been otherwise reimbursed for such amounts:

                  (i) the Trust, the Trustee and the Trust Agent from and against (A) any and all Loss arising out of or resulting from the use or operation of any Leased Vehicle by the Servicer or any Affiliate thereof and (B) any Taxes that may at any time be asserted against the Trust, the Trustee or the Trust Agent with respect to the transactions contemplated by this Agreement (other than Taxes based on income payable to such Persons hereunder), including any sales, gross receipts, general corporation, tangible personal property, privilege or license Taxes and costs and expenses in defending against the same;

                  (ii) the Trust, the Trustee, the Trust Agent, the Beneficiaries and the Holders from and against any and all Loss to the extent such Loss arose out of, or was imposed upon, such Persons by reason of (A) the performance by the Servicer of its duties hereunder or (B) the disregard by the Servicer of its obligations and duties in each case hereunder or under any Servicing Agreement; and

                  (iii) the Trustee and the Trust Agent, from and against any Loss arising out of or incurred in connection with their acceptance or performance of the trusts and duties contained in this Agreement or any other Trust Document, except to the extent that any such Loss (A) is due to the willful misfeasance, bad faith or negligence (except for good faith errors in judgment) of the Trustee or the Trust Agent, (B) arises from the material breach by the Trustee or the Trust Agent of any of its obligations, representations or warranties set forth in this Agreement or in any Trust Agency Agreement or (C) arises out of or is incurred in connection with the performance by the Trustee of the duties of successor Servicer hereunder or under any Servicing Agreement.

         (b) If the Servicer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Indemnification under this Section shall survive (i) any transaction described in Section 6.03 with respect to any Trust Assets as of the date of such transaction and any act, occurrence or transaction related thereto, whether arising before or after the date of such transaction and (ii) the termination of this Agreement and the other Trust Documents.

         Section 6.03. Merger of Servicer; Appointment of Nominee. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer or (iv) more than 50% of the voting stock of which is owned directly or indirectly by NMAC or any Affiliate thereof and which is otherwise servicing motor vehicle leases or retail installment sales contracts, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer, shall be the successor to the Servicer without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement.

         Section 6.04. Limitation on Liability of Servicer and Others.

         (a) Except as otherwise provided in this Agreement and the other Trust Documents, neither the Servicer nor any of its directors, officers, employees or agents shall have any Liability to the Trust, the Trustee, the Trust Agent, any Beneficiary, any Holder, any Registered Pledgee or any Special Purpose Affiliate, for any action taken or for refraining from the taking of any action pursuant hereto or thereto, or for any error in judgment. Notwithstanding the foregoing, this provision shall not protect the Servicer or any such Person against any Liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or thereunder. The Servicer and its directors, officers, employees and agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder or thereunder, and in so doing, shall not be acting in bad faith or with negligence, willful misfeasance or reckless disregard.

         (b) Except as otherwise provided in this Agreement and the other Trust Documents, the Servicer shall be under no obligation to appear in, prosecute or defend any Proceeding that is not incidental to its duties to service the Trust Assets in accordance herewith or therewith and that in its opinion may involve it in any Liability. Notwithstanding the foregoing, the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Trust Documents and the rights and duties of the parties hereto or thereto and the interests of any Beneficiary hereunder or thereunder. In such event, any Loss resulting from such action shall be (i) a Trust Expense of the related Sub-Trust and (ii) a Reimbursable Expense to the extent paid by the Servicer, and in each case shall be allocated to the Related Trust Assets.

         Section 6.05. Servicer Not to Resign; Delegation of Duties.

         (a) Subject to Section 6.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the Servicer. Neither the Trustee nor the Trust Agent shall be obligated to serve as successor servicer under this Agreement except upon its prior written consent.

         (b) Except as otherwise provided in this Agreement and the other Trust Documents, the Servicer may not assign any of its rights, powers, duties or obligations under this Agreement. Notwithstanding the foregoing, the Servicer may make such an assignment in connection with a consolidation, merger, conversion or other event made in compliance with Section 6.03.

         (c) Except as otherwise provided in this Agreement and the other Trust Documents, the duties and obligations of the Servicer under this Agreement shall continue until this Agreement has been terminated as provided in Section 7.01, and shall survive the exercise by the Trustee of any right or remedy under, or the enforcement by the Trustee of any provision of, this Agreement or any other Trust Document.

         Section 6.06. Servicing Compensation. The Servicer shall receive such fees and reimbursement for expenses with respect to the Trust Assets relating to the UTI or a SUBI, as applicable, as may be agreed to from time to time between the Servicer and the Related Beneficiary.

         Section 6.07. Powers of Attorney. The Servicer is hereby designated by each of the Trust and the Trustee as its true and lawful attorney-in-fact, with full power and authority to perform any and all acts related to managing, servicing, administering, disposing of and collecting all or any part of the Trust Assets and any and all acts otherwise required or permitted to be performed by the Servicer under this Agreement and the other Trust Documents. The Servicer is hereby authorized and empowered to execute and deliver, on behalf and in the name of the Trustee or the Trust, any and all instruments, certificates or other documents relating thereto. The Servicer shall also have the right, power and authority to designate in writing other Persons as true and lawful attorneys-in-fact for and on behalf of the Trustee and the Trust to do anything that the Servicer has the power to do under this Agreement and the other Trust Documents. Without limiting the generality of the foregoing, the Servicer or any such Person designated by the Servicer is hereby authorized and empowered by the Trustee and the Trust to (i) apply for and maintain the licenses, permits and authorizations and make the filings described in Section 5.01(c) and (ii) execute and deliver, on behalf of the Trustee and the Trust, any applications for or duplicates of Certificates of Title in the name of the Trust or the Trustee on behalf of the Trust, any applications for registration of Leased Vehicles or license plates, any applications for transfers of Certificates of Title or transfers of registration for Leased Vehicles or license plates and any other instruments, certificates or other documents which the Servicer deems necessary or advisable to record, hold or release title to or registration of Leased Vehicles in the manner provided for herein.

         Section 6.08. Protection of Title to Trust.

         (a) The Servicer shall maintain accounts and records as to legal title to the Trust Assets (including records identifying the Sub-Trust to which each Trust Asset is allocated) and any other assets held by the Trust accurately and in sufficient detail to permit the reader thereof to know at any time the status of such legal title.

         (b) The Servicer shall maintain its computer systems such that its master computer records (including any back-up archives) that refer to any Leased Vehicle indicate clearly that legal title to such Leased Vehicle is held by the Trust or the Trustee on behalf of the Trust as nominee holder of legal title for the Related Beneficiary or the related Holders. Any reference to such legal title shall be deleted from or modified on such computer systems when, and only when, such legal title is no longer so held.

         (c) If at any time the Servicer or a Related Beneficiary proposes to sell, grant a security interest in or otherwise transfer any interest in any Leased Vehicle to any prospective purchaser, lender or other transferee, all computer tapes, records or print-outs (including any restored from back-up archives) delivered by the Trustee to such prospective purchaser, lender or other transferee that refer in any manner whatsoever to such Leased Vehicle shall indicate clearly that legal title to such Leased Vehicle is held in the name of the Trust or the Trustee on behalf of the Trust for the benefit of the Related Beneficiary or the related Holder.

                                  ARTICLE SEVEN

                           TERMINATION AND DISSOLUTION

         Section 7.01. Dissolution of the Trust.

         (a) Subject to Section 7.03(b), the Trust shall continue in full force and effect until the payment to each Holder or its designee of all amounts required to be paid to it pursuant to this Agreement and the related Certificates and the expiration or termination of all Securitized Financings by their respective terms.

         (b) Upon the occurrence of the events described in Section 7.01(a), after satisfaction of all obligations to creditors, if any, of the Trust, the Trustee shall (i) distribute the Trust Assets to the Related Beneficiary or its designee in accordance with this Agreement and the Supplements; (ii) together with the Related Beneficiary, cause the Certificates of Title to any Leased Vehicles so distributed to such Related Beneficiary to be issued in the name of, or at the direction of, such Related Beneficiary and such Related Beneficiary shall pay or cause to be paid all applicable titling and registration fees and taxes; (iii) take such action as may be requested by a Related Beneficiary in connection with the transfer of Related Trust Assets to such Related Beneficiary or its designee, including the execution and delivery of assignment forms appearing on the Certificates of Title or any other instruments of transfer or assignment with respect to the related Leased Vehicles; and (iv) file or cause to be filed a certificate of cancellation with the Delaware Secretary of State pursuant to Section 3810(d) of the Delaware Act. Upon the filing described in clause (iv), this Agreement shall terminate and the Trustee shall be discharged from all duties and obligations hereunder.

         Section 7.02. Termination of Sub-Trusts.

         (a) Subject to Section 7.03, this Agreement shall terminate with respect to the Trust Assets allocated to a Sub-Trust, and not, except as otherwise provided in a Supplement, as to any Trust Assets allocated to any other Sub-Trust, upon the written direction by the Related Beneficiary to the Trustee to revoke and terminate such Sub-Trust, following the satisfaction of all obligations to creditors, if any, of such Sub-Trust, the payment to each related Holder or its designee of all amounts required to be paid to it pursuant to this Agreement and such Holder's Certificate, and the expiration or termination of all related Securitized Financings by their respective terms. Following such direction with respect to a Sub-Trust and the delivery of the related Certificates to the Trustee for cancellation, the Trustee shall distribute to the Related Beneficiary or its designee all Related Trust Assets and shall cause the Certificates of Title to the related Leased Vehicles to be issued in the name of, or at the direction of, such Related Beneficiary (which, in the case of a SUBI, may include reallocation of the related SUBI Assets to the UTI). The Related Beneficiary to which such Trust Assets are distributed shall pay or cause to be paid all applicable titling and registration fees and taxes.

         (b) Upon the revocation and termination of a Sub-Trust, the related Certificates shall be returned to the Trustee for cancellation. Such revocation and termination shall not effect a revocation or termination of any other Sub-Trust in existence at the time of such revocation and termination.

         Section 7.03. Beneficiary or Special Purpose Affiliate Bankruptcy.

         (a) The bankruptcy, insolvency, dissolution or similar occurrence of a Beneficiary or a Special Purpose Affiliate shall not, except as otherwise provided in Section 7.03(b) or a related Supplement, (i) cause the dissolution of the Trust or the termination of this Agreement with respect to the Trust or any Sub-Trust, (ii) entitle the legal representatives of such Beneficiary or Special Purpose Affiliate to claim an accounting or to take any action in any court for a partition or winding up of the Trust or any Trust Assets other than the Related Trust Assets or (iii) otherwise affect the rights, obligations or Liabilities of the parties hereto.

         (b) Upon the bankruptcy, insolvency, dissolution or similar occurrence of the UTI Beneficiary, the UTI Sub-Trust shall dissolve with respect to the UTI and the UTI Assets, but not with respect to any SUBI Sub-Trust or SUBI Assets; provided however, that if pursuant to Section 3.04, the UTI Beneficiary transfers a 1% ownership interest in the UTI to a Relevant Bankruptcy Entity, the bankruptcy, insolvency, dissolution or similar occurrence of the UTI Beneficiary shall not, except as otherwise provided in a related Supplement, (i) cause the dissolution of the Trust or the termination of this Agreement with respect to the Trust or any Sub-Trust, (ii) entitle the legal representatives of such Beneficiary or Special Purpose Affiliate to claim an accounting or to take any action in any court for a partition or winding up of the Trust or any Trust Assets other than the Related Trust Assets or (iii) otherwise affect the rights, obligations or Liabilities of the parties hereto. Provided the UTI Beneficiary transfers a 1% ownership in the UTI to a Relevant Bankruptcy Entity, upon the bankruptcy, insolvency, dissolution or similar occurrence of such Relevant Bankruptcy Entity, the UTI Sub-Trust shall dissolve with respect to the UTI and the UTI Assets, but not with respect to any SUBI Sub-Trust or SUBI Assets, unless, within 90 days of such bankruptcy, insolvency, dissolution or similar occurrence, (i) the UTI Beneficiary, in writing, (A) agrees that the UTI shall not be dissolved and (B) designates an additional UTI Beneficiary to serve as the Relevant Bankruptcy Entity, transfers to such additional UTI Beneficiary a 1% ownership interest in the UTI and presents the UTI Certificate evidencing its ownership interest in the UTI to the Trustee for registration of transfer to such additional UTI Beneficiary of a 1% ownership interest in the UTI, (ii) the Trustee registers such transfer and issues new UTI Certificates to such Relevant Bankruptcy Entity evidencing their respective interests and (iii) the additional Relevant Bankruptcy Entity delivers to the Servicer, the Trustee and the UTI Beneficiary an agreement in form and substance satisfactory to such Persons. In such event, the UTI Sub-Trust shall not terminate with respect to the UTI or any UTI Assets.

                                  ARTICLE EIGHT

                                  MISCELLANEOUS

         Section 8.01. Amendment. This Agreement, including the terms of the UTI Certificates, may be amended or supplemented by written agreement among the UTI Beneficiary, the Servicer, the Trustee, the Delaware Trustee (if such amendment affects its rights or obligations hereunder as Delaware Trustee) and the Trust Agent (if such amendment affects its rights or obligations hereunder as Trust Agent), with the consent of each Beneficiary and Holder affected thereby; provided, however, that the consent of a Holder shall not be required if (i) (A) the purpose of such amendment or supplement is to cure any ambiguity, to correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement, to add any provision that provides additional rights to Holders or to ensure that none of the Trust or one or more Beneficiaries is classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes and (B) such amendment or supplement will not, in the good faith judgment of the UTI Beneficiary and the Servicer, materially and adversely affect the interest of any Holder or (ii) an Opinion of Counsel is delivered to the Trustee to the effect that such amendment or supplement will not materially and adversely affect the interest of any Holder. After the first Securitized Financing, any such amendment shall require such additional approvals, if any, as may be required under each related Securitized Financing.

         Section 8.02. Governing Law. This Agreement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflicts of laws.

         Section 8.03. Notices. All demands, notices and communications under this Agreement or any Supplement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested, hand delivery, prepaid courier service or telecopier, and addressed in each case as follows: (i) if to NILT Trust, as UTI Beneficiary, at 990 West 190th Street, Suite 500, Torrance, California 90502 (telecopier no. (310) 324-2542), Attention: Treasurer, Nissan Motor Acceptance Corporation, as Grantor of NILT Trust; (ii) if to the Servicer, at 990 West 190th Street, Torrance, California 90502 (telecopier no. (310) 719-6750),
Attention: Treasurer; (iii) if to the Trustee, in care of the Trust Agent at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (telecopier no. (312) 228-9401), Attention: NILT, Inc.; (iv) if to the Delaware Trustee, at Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890 (telecopier no. (302) 651-8882), Attention: Corporate Trust Administration; (v) if to the Trust Agent, at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (telecopier no. (312) 228-9401), Attention: NILT, Inc.;
(vi) if to a Holder, at its address set forth in the related Certificate Register; (vii) if to a Beneficiary (to the extent not duplicative of any of clauses (i) through (vii) above, at its address set forth in the related SUBI Supplement; (viii) if to Standard & Poor's and Standard & Poor's is a Rating Agency, to 25 Broadway, New York, New York 10004, Attention: Asset Backed Surveillance Group (telecopier no. (212) 208-0030); (ix) if to Moody's and Moody's is a Rating Agency, to 99 Church Street, New York, New York 10007,
Attention: ABS Monitoring Department (telecopier no. (212) 553-7820); or (x) with respect to any of the foregoing Persons, at such other address or telecopier number as shall be designated by such Person in a written notice to the other parties hereto. Delivery shall occur only upon actual receipt or rejected tender of such communication by an officer of the recipient entitled to receive such notices located at the address or telecopier number of such recipient for notices hereunder. A copy of all notices to the Trustee shall be delivered to the Trust Agent.

         Section 8.04. Securitization Holders. To the extent that any entity becomes a Securitization Holder, (i) such Securitization Holder shall exercise its rights as a Holder hereunder only as directed or authorized pursuant to the related Securitized Financing Documents and (ii) except with respect to a Claim based on such Securitization Holder's willful misconduct, bad faith or negligence, or to the extent otherwise expressly provided in such Securitized Financing Documents, no recourse shall be had against the institution serving as such Securitization Holder.

         Section 8.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement (including any amendment or Supplement hereto) shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as the same may be amended or supplemented, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or any amendment or Supplement hereto or of any Certificate or the rights of any Holder.

         Section 8.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Section 8.07. Successors and Assigns. All covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, the Holders, the Beneficiaries and their respective permitted successors and assigns. Any request, notice, direction, consent, waiver or other instrument or action by a Holder or Beneficiary shall bind the successors and assigns of such Holder or Beneficiary, as applicable. Notwithstanding the foregoing, the Trustee may not assign or delegate any of its rights or obligations under this Agreement, except as provided herein, without the prior written consent of the UTI Beneficiary.

         Section 8.08. No Petition. Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not (and, to the fullest extent permitted by applicable law, the Trustee shall not have the power to) institute against, or join any other Person in instituting against, the Grantor, the Trustee, the Trust, any Special Purpose Affiliate, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership, any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company or any trustee of a Beneficiary or Special Purpose Affiliate that is a trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.

This Section shall survive the complete or partial termination of this Agreement, the resignation or removal of the Trustee and the complete or partial resignation or removal of the Servicer.

         Section 8.09. Table of Contents and Headings. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 8.10. Tax Reporting and Characterization.

         (a) Consistent with the treatment of the Trust and each Sub-Trust for tax purposes as a mere nominee holder of legal title, unless otherwise required by appropriate taxing authorities, neither the Trust nor any Sub-Trust shall file or cause to be filed any annual or other tax returns. In the event the Trust, any Sub-Trust or the Trustee on behalf of the Trust is required to file any tax returns, the Servicer shall prepare or cause to be prepared such returns and shall deliver such returns to the Trustee for signature, unless applicable law requires one or more Beneficiaries to sign such returns, in which case the Servicer shall deliver such returns to such Beneficiaries for signature.

         (b) The parties hereto (i) intend that neither the Trust nor any Sub-Trust shall constitute a separate entity for federal income or state income or franchise tax purposes and that each Beneficiary shall be treated for such tax purposes as if it owned the Related Trust Assets directly, rather than through the Trust and (ii) agree to treat the Trust, each Sub-Trust and the Related Trust Assets accordingly for federal income and state income and franchise tax purposes. However, in the event the Trust or any Sub-Trust is characterized as a separate entity for federal income or state income or franchise tax purposes, the parties hereto intend that the Trust or such Sub-Trust, as the case may be, shall qualify as a partnership for such tax purposes that has elected out of partnership status under Section 761 of the Code (and analogous state law tax provisions).

         Section 8.11. Certificates Nonassessable and Fully Paid. Except as otherwise provided in a Supplement, the interests represented by the Certificates shall be nonassessable for any Loss of the Trust or for any reason whatsoever and, upon authentication thereof by the Trustee, each Certificate shall be deemed fully paid.

         Section 8.12. Effect of Agreement; Delaware Co-Trustee Agreement. As of the Effective Date, the Original Trust Agreement is amended and restated in its entirety. The UTI Beneficiary, the Servicer, the Trustee and the Delaware Trustee hereby agree that commencing on the Effective Date, all references in the Delaware Co-Trustee Agreement to "Trust Agreement" shall be deemed to refer to this Agreement and that the Delaware Co-Trustee Agreement, as so amended, shall continue in full force and effect provided that this Agreement shall not affect the Initial Beneficiary's and Servicer's obligations of indemnity until such time as this Agreement is again amended and restated.

                              ARTICLES NINE AND TEN

                                   [Reserved]

         IN WITNESS WHEREOF, the Grantor and UTI Beneficiary, the Servicer, the Trustee, the Delaware Trustee, and, solely for the limited purposes set forth in Sections 5.03(e), 5.11(d), 5.14, 5.15, 8.01, 8.03 and 8.08, the Trust Agent,
have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     NILT TRUST,
                                       as Grantor and UTI Beneficiary

                                     By:    U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, as Managing Trustee

                                     By: /s/ Patricia M. Child
                                         ------------------------
                                            Name:  Patricia M. Child
                                            Title: Vice President

                                     NISSAN MOTOR ACCEPTANCE
                                     CORPORATION,
                                        as Servicer

                                     By: /s/ Yasuro Osawa
                                         ------------------------
                                            Name:  Yasuro Osawa
                                            Title: Vice President, Finance

                                     NILT, INC.,
                                       as Trustee

                                     By: /s/ Patricia M. Child
                                         ------------------------
                                            Name:  Patricia M. Child
                                            Title: Vice President

                                     WILMINGTON TRUST COMPANY,
                                      as Delaware Trustee

                                     By: /s/ James P. Lawler
                                         ------------------------
                                            Name: James P. Lawler
                                            Title: Vice President

                                     U.S. BANK NATIONAL ASSOCIATION,
                                       as Trust Agent

                                     By: /s/ Patricia M. Child
                                         ------------------------
                                            Name:  Patricia M. Child
                                            Title: Vice President

                                                                       EXHIBIT A

                                   DEFINITIONS

         "Adjusted Capitalized Cost" means, with respect to any Lease and the related Leased Vehicle, the Gross Capitalized Cost less the Capitalized Cost Reduction, which amount is used in calculating the Monthly Payment.

         "Adjusted Lease Balance" means, with respect to any Lease and the related Leased Vehicle as of any date, the Adjusted Capitalized Cost minus the aggregate principal actually paid by or on behalf of the related Lessee on or prior to such date; provided that the Lease Principal component of Payments Ahead received but not yet applied shall not be considered to have been paid by such Lessee.

         "Administrative Charge" means, with respect to any Lease, any payment (whether or not part of the fixed monthly payment) payable to the related Lessor representing a late payment fee, an Extension Fee, an Excess Mileage Fee, an allocation to the related Lessee of insurance premiums, sales, personal property or excise taxes or any other similar charge.

         "Adjusted Residual Value" means, with respect to any Extended Lease, the value of the related Leased Vehicle at the Maturity Date as established or assigned by the Servicer at the time of such extension.

         "Administrative Lien" means a first lien upon any Certificate of Title deemed necessary and useful by the Servicer or by the UTI Beneficiary and the Servicer solely to provide for delivery of title documentation to the Trustee or its designee.

         "Administrative Lienholder" means each Person (other than a Beneficiary), identified as such from time to time to the Trustee by the Servicer, in whose name an Administrative Lien will be recorded.

         "Affected Trust Assets" has the meaning set forth in Section 3.08(b).

         "Affiliate" of any Person means any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan) or (ii) is an officer, director, member or partner of such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, members or managing partners of such Person or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Agreement" means this Amended and Restated Trust and Servicing Agreement, as amended, restated or supplemented from time to time.

         "Assignment Agreement" means an agreement between NMAC and the Trust pursuant to which NMAC assigns to the Trust its rights under each Dealer Agreement described therein.

         "Beneficiaries" means, collectively, the Related Beneficiaries of all Sub-Trusts, and "Beneficiary" means any of such Beneficiaries.

         "Book Value" means, with respect to any Lease and the related Leased Vehicle as of any date, the Adjusted Capitalized Cost minus the aggregate Lease Principal scheduled to have been received on or prior to such date.

         "Booked Residual Value" means, with respect to any Lease, the value of the related Leased Vehicle at the Maturity Date as established or assigned by the Servicer at the time of origination of such Lease in accordance with its customary practices for the purpose of determining the Monthly Payment.

         "Business Day" means any day other than a Saturday, Sunday or day on which commercial banking institutions in Torrance, California, Wilmington, Delaware, Chicago, Illinois, New York, New York or the city in which the Trust Office is located are authorized or obligated by law, executive order or government decree to be closed.

         "Capital Contribution" means any capital contribution to the Trust made by a Beneficiary, the Servicer or any of their respective Affiliates.

         "Capitalized Cost Reduction" means, with respect to any Lease and the related Leased Vehicle, the total amount of any rebate, cash payment, net trade-in allowance and non-cash credits that reduced the Gross Capitalized Cost at the time of origination of such Lease.

         "Cash Value" means, with respect to any or all Trust Assets, as the context may require, on any date, the sum of all cash and the aggregate Adjusted Lease Balance of the Leases comprising such Trust Assets on such date.

         "Certificate" means a UTI Certificate or a SUBI Certificate, as the context may require.

         "Certificate of Title" means a certificate of title or other evidence of ownership of a Leased Vehicle issued by the Registrar of Titles in the jurisdiction in which such Leased Vehicle is registered.

         "Certificate of Trust" means the certificate of trust for the Trust, substantially in the form of Exhibit B, filed for the Trust with the office of the Delaware Secretary of State pursuant to Section 3810 of the Delaware Act, as supplemented, amended or restated from time to time.

         "Certificate Register" has the meaning set forth in Section 3.05.

         "Claims" means all liabilities, claims and expenses (including reasonable legal and other professional fees and expenses).

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collection Account" means, with respect to any Sub-Trust, the account created, designated and maintained as such pursuant to Section 4.02(a).

         "Collection Period" means with respect to (i) the UTI, each calendar month, beginning with the month prior to the month in which the Effective Date occurs, and (ii) a SUBI, "Collection Period" as defined in the related SUBI Servicing Supplement.

         "Co-Trustee Agreement" means any instrument or agreement pursuant to which the Trustee and the UTI Beneficiary appoint a co-trustee pursuant to
Section 5.11.

         "Control" has the meaning set forth in Section 8-106 of the UCC.

         "Cutoff Date" shall have the meaning set forth in the related
Supplement.

         "Dealer" means a motor vehicle dealer that is a party to a Dealer Agreement.

         "Dealer Agreement" means a lease plan agreement between a Dealer and NMAC, which sets forth the respective rights and obligations of the parties with respect to the origination of lease contracts by the Dealer.

         "Delaware Act" means the Delaware Business Trust Act, specifically, the provisions of 12 Del. C. Section 3801 et seq., as amended.

         "Delaware Co-Trustee Agreement" means the Co-Trustee Agreement, dated as of July 7, 1998, among the Grantor and UTI Beneficiary, the Servicer, the Trustee and the Delaware Trustee, as amended pursuant to Section 8.12.

         "Delaware Secretary of State" means the Secretary of State of the State of Delaware.

         "Delaware Trustee" means the trustee meeting the requirements of
Section 3807 of the Delaware Act and designated in the Certificate of Trust, and its successors, in such capacity as set forth in the Certificate of Trust, and shall initially be Wilmington Trust Company.

         "Effective Date" means August 26, 1998.

         "Eligible Lease" means a Lease, except as otherwise set forth in the related Supplement or Servicing Agreement, having the characteristics set forth in a letter from the UTI Beneficiary or a Related Beneficiary to the Trustee, as amended from time to time.

         "Entitlement Holder" has the meaning set forth in Section 8-102(a)(7) of the UCC.

         "Event of Default" means any event of default (after the expiration of any applicable notice or cure periods), as such term (or similar term) is defined in any Servicing Agreement or any Securitized Financing Document.

         "Excess Funds" means, as of any date of determination, the amount of monies on deposit in all UTI Accounts or otherwise held by the Trustee in respect of the UTI in excess of the amount required to (i) meet all existing Liabilities of the Trust to be paid by or on behalf of the

Holder of the UTI Certificate or the UTI Beneficiary (after taking into account any transfers from one or more SUBI Accounts to the UTI Collection Account to be made on such date) and (ii) be retained as reserves for reasonably anticipated Liabilities of the Trust (after taking into account all transfers to be made from any such SUBI Accounts to the UTI Collection Account in respect of such SUBI's proportionate share of such anticipated Liability).

         "Excess Mileage Fee" means, with respect to any Lease or Leased Vehicle, any applicable charge for excess mileage or excess wear and use.

         "Extended Lease" means any Lease that has had its original Maturity Date extended by the Servicer.

         "Extension Fee" means, with respect to any Extended Lease, any payment required to be made by the Lessee in connection with the extension of such Lease.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "FNMA" means the Federal National Mortgage Association, and its successors.

         "Grantor" means NILT Trust, in its capacity as a grantor of the Trust.

         "Gross Capitalized Cost" means, with respect to any Lease and the related Leased Vehicle, the amount agreed to by the Lessee at the time of origination of such Lease as the value of the Leased Vehicle and any items that are capitalized during the term of such Lease, including acquisition fees, taxes, insurance, service agreements and any outstanding balance from a prior motor vehicle loan or lease contract.

         "Holder" means, with respect to any Certificate, the Person listed in the Certificate Register as the registered owner thereof; provided, that a Registered Pledgee shall be entitled to exercise any or all of the rights or powers of a Holder of a Certificate hereunder, including receiving distributions, providing notices or giving consents, to the extent such entitlement is set forth in such Holder's registration of pledge or the documents relating to such pledge.

         "Insurance Costs" means, with respect to any Insurance Policy, the premiums therefor, any deductibles, the cost of self-insurance and any coinsurance payments.

         "Insurance Policy" means any insurance policy (including any self-insurance), including any residual value insurance policy, guaranteed automobile protection policy, comprehensive, collision, public liability, physical damage, personal liability, contingent and excess liability, accident, health, credit, life or unemployment insurance or any other form of insurance or self-insurance, to the extent that any such policy or self-insurance covers or applies to the Trust, any Sub-Trust, any Lease, any Leased Vehicle or the ability of a Lessee to make required payments with respect to the related Lease or the related Leased Vehicle.

         "Insurance Proceeds" means, with respect to any Leased Vehicle, Lease or Lessee, recoveries paid to the Servicer, the Trust or the Trustee on behalf of the Trust under an Insurance Policy and any rights thereunder or proceeds therefrom (including any self-insurance).

         "Issuer" shall have the meaning set forth in the related Securitized Financing Documents.

         "Lease" means any lease contract for a Leased Vehicle assigned to the Trust or to the Trustee on behalf of the Trust.

         "Lease Agreement" means with respect to any Lease, the related Dealer Agreement or Assignment Agreement.

         "Lease Charge" means, with respect to any Lease and any month, the portion of the Monthly Payment equal to the product of (i) the Book Value as of the end of the immediately preceding month (or, in the case of the first month, as of the date of origination of such Lease) and (ii) 1/12 of the related Lease Factor.

         "Lease Factor" means, with respect to any Lease, a per annum yield determined by the Servicer at the time of origination of such Lease in accordance with its customary practices.

         "Lease Principal" means, with respect to any Lease, that portion of the Monthly Payment that is not a Lease Charge.

         "Leased Vehicle" means a new or used Nissan or Infiniti automobile, sport utility vehicle, minivan or light-duty truck, together with all accessories, parts and additions constituting a part thereof, and all accessions thereto, leased to a Lessee pursuant to a Lease.

         "Lessee" means each Person that is a lessee under a Lease, including any Person that executes a guarantee on behalf of such lessee.

         "Lessor" means each Person that is the lessor under a Lease or the assignee thereof, including the Trust.

         "Liability" means any liability or expense, including any indemnification obligation.

         "Lien" means any security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens, any liens that attach to property by operation of law and statutory purchase liens to the extent not past due.

         "Liquid Trustee Assets" means the face value of any cash or cash equivalents held by the Trustee for its own account, up to but not exceeding its net worth as set forth on its financial books and records.

         "Liquidation Proceeds" means gross amounts received by the Servicer in connection with the attempted realization of the full amounts due or to become due under any Lease, whether from the sale or other disposition of the related Leased Vehicle (irrespective of whether or not such proceeds exceed the related Residual Value), the proceeds of repossession or any collection effort, the proceeds of recourse or similar payments payable under the related Lease Agreement, receipt of Insurance Proceeds, application of the related Security Deposit or otherwise.

         "Loss" means any loss, liability, claim, damage or reasonable expense, including reasonable fees and expenses of counsel and reasonable expenses of litigation.

         "Maturity Date" means, with respect to any Lease, the date on which such Lease is scheduled to terminate as set forth in such Lease at its date of origination or, in the case of an Extended Lease, the revised termination date.

         "Monthly Payment" means, with respect to any Lease, the amount of each fixed monthly payment payable to the Lessor in accordance with the terms thereof, net of any portion of such fixed monthly payment that represents an Administrative Charge.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "NMAC" means Nissan Motor Acceptance Corporation, a California corporation, and its permitted successors and assigns.

         "Notice Party" means, with respect to any notice, each notice party specified in Section 8.03 at the address and in the manner provided for therein.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of any specified Person (which, in the case of a (i) limited liability company, shall be any of the foregoing officers of a member, (ii) partnership, shall be any of the foregoing officers of the managing general partner or, if there is no managing general partner, any general partner or (iii) trust, shall be any of the foregoing officers of the owner of the trust) and delivered to any other specified Person.

         "Opinion of Counsel" means a written opinion of counsel who may, except as otherwise expressly provided in the Trust Documents or related Securitized Financing Documents, be counsel for a Beneficiary, the Servicer or any of their respective Affiliates (including, in each such case, in-house counsel), which counsel, in the case of opinions delivered to the Trustee, shall be reasonably satisfactory to the Trustee.

         "Original Trust Agreement" has the meaning set forth in the Recitals.

         "Other SUBI" means, with respect to a SUBI, any SUBI other than such SUBI.

         "Other SUBI Assets" means all Trust Assets allocated to an Other SUBI.

         "Other SUBI Certificate" means a SUBI Certificate relating to an Other SUBI.

         "Payahead Account" means, with respect to any Sub-Trust, the account created, designated and maintained as such pursuant to Section 4.02(a).

         "Payment Ahead" means any payment of all or a part of one or more Monthly Payments remitted by a Lessee with respect to a Lease in excess of the Monthly Payment due with respect to such Lease, which amount the Lessee has instructed the Servicer to apply to Monthly Payments due in one or more subsequent Collection Periods.

         "Payment Date" means, as to each Lease, the date each month on which Monthly Payments are due under the terms of the Lease.

         "Permitted Investments" means, at any time with respect to a Sub-Trust, any one or more of the following obligations, instruments or securities:

                  (i) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by FNMA or any State; provided that, if any related Rated Securities are outstanding, such obligations have the highest available credit rating from each Rating Agency for such obligations;

                  (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or of any State; provided, that if any related Rated Securities are outstanding, at the time of such investment or contractual commitment providing for such investment, either (a) the long-term unsecured debt of such corporation has the highest available rating from each Rating Agency for such obligations or (b) the commercial paper or other short-term debt of such corporation that is then rated has the highest available credit rating of each Rating Agency for such obligations;

                  (iv) certificates of deposit issued by any depository institution or trust company (including the Trust Agent or, if there is no Trust Agent, the Trustee) incorporated under the laws of the United States or any State and subject to supervision and examination by banking authorities of one or more of such jurisdictions; provided that, if any related Rated Securities are outstanding, the short-term unsecured debt obligations of such depository institution or trust company has the highest available credit rating of each Rating Agency for such obligations;

                  (v) certificates of deposit that are issued by any bank, trust company, savings bank or other savings institution and fully insured by the FDIC;

                  (vi) investments in money market funds (including funds for which the Trustee, the Trust Agent or any of their respective Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

                  (vii) repurchase obligations held by the Trustee or, if there is a Trust Agent, by the Trust Agent, with respect to any obligation or security described in clauses (i), (ii) or (viii) hereof or any other obligation or security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (iv) above; and

                  (viii) such other obligations, instruments or securities as may be directed by the Servicer; provided, that if any Rated Securities are outstanding, such obligations, instruments or securities shall be acceptable to each relevant Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee to the effect that investments of such type will not result in a Ratings Effect;

provided, that except as provided in a related Supplement or Servicing Agreement (including any related Servicing Supplement), each of the foregoing obligations, instruments and securities shall mature no later than the Business Day prior to the date on which such funds are required to be available for application pursuant to any related Trust Document or Securitized Financing Document (other than in the case of the investment of monies in obligations, instruments or securities of which the entity at which the related account is located is the obligor, which may mature on such date), and shall be required to be held to such maturity.

         Notwithstanding the foregoing, (i) no Permitted Investment may be purchased at a premium and (ii) no obligation or security may be a "Permitted Investment" unless (a) the Trustee has Control over such obligation or security and (b) at the time such obligation or security was delivered to the Trustee or the Trustee became the related Entitlement Holder, the Trustee did not have notice of any adverse claim with respect thereto within the meaning of Section 8-105 of the UCC.

         For purposes of this definition, any reference to the highest available credit rating of an obligation shall mean the highest available credit rating for such obligation (excluding any "+" signs associated with such rating) or such lower credit rating (as approved in writing by each Rating Agency) as will not result in a Rating Event.

         "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Proceeding" means any suit or action at law or in equity or any other judicial or administrative proceeding, including any bankruptcy proceeding.

         "Rated Securities" means, with respect to a Securitized Financing, each class or series of Securities that has been rated by one or more Rating Agencies at the request of the Grantor, a Beneficiary or any of their respective Affiliates.

         "Rating Agency" means each nationally recognized rating agency identified in a related Supplement that issues a rating on Rated Securities at the request of the Grantor, a Beneficiary or any of their respective Affiliates.

         "Ratings Effect" means, with respect to any Rated Securities, the qualification, downgrading or withdrawal of the rating then assigned to such Rated Securities by a related Rating Agency.

         "Registered Pledgee" means, with respect to any Certificate, the Person listed in the Certificate Register as the registered pledgee of such Certificate.

         "Registrar of Titles" means the applicable department, agency or official in a State responsible for accepting applications and maintaining records relating to Certificates of Title and Liens thereupon.

         "Reimbursable Expense" means an amount paid or incurred or advanced by the Servicer to pay fees, costs or other sums for which the Servicer may be reimbursed from Trust Assets.

         "Relevant Bankruptcy Entity" means the Special Purpose Affiliate to which the UTI Beneficiary transfers a 1% beneficial ownership of the UTI pursuant to Section 3.04 or Section 7.03(b).

         "Related Beneficiary" means, with respect to (i) the UTI, the UTI Beneficiary, and (ii) a SUBI, the Person or Persons designated as a Beneficiary of such SUBI in the related SUBI Supplement, in each case together with their permitted successors and assigns.

         "Related Trust Assets" means, with respect to a Sub-Trust, the related Leases, Leased Vehicles and other Trust Assets held by the Trust as nominee holder of legal title for the benefit of the Related Beneficiary and the Holders of the related Certificates.

         "Required Deposit Rating" means, with respect to any entity and Trust Account, that (i) the short-term unsecured debt obligations of such entity are rated in the highest short-term rating category by each Rating Agency (excluding any "+" signs associated with such rating) or (ii) such entity is a depository institution or trust company having a long-term unsecured debt rating acceptable to each Rating Agency and corporate trust powers and the related Trust Account is maintained in a segregated trust account in the corporate trust department of the related entity.

         "Residual Value" means, with respect to any Lease, its Booked Residual Value or Adjusted Residual Value, as the case may be.

         "Residual Value Surplus Account" means, with respect to any Sub-Trust, the account created, designated and maintained as such pursuant to Section 4.02(a).

         "Responsible Officer" means, when used with respect to the Trustee or a Trust Agent, any officer in the corporate trust office of the Trust Agent or, if there is no Trust Agent, the corporate trust office of the Trustee, including any president, vice president, assistant vice president, trust officer, secretary, assistant secretary or any other officer thereof customarily performing functions similar to those performed by the individuals who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of or familiarity with the particular subject.

         "Schedule of Leases and Leased Vehicles" means the microfiche, microfilm, paper or computer list of Leases and the related Leased Vehicles that are included as Trust Assets, as such list may be revised and supplemented from time to time pursuant to Section 6.01, and which shall set forth the following information with respect to each such Lease and Leased Vehicle in separate columns:

Lease Number                                        Residual Value
Date of Origination                                 Security Deposit
Maturity Date                                       Sub-Trust to which Lease is assigned
Monthly Payment                                     Vehicle Identification Number
Payment Date                                        Model Year
Adjusted Capitalized Cost                           Make
Adjusted Lease Balance as of the last day of the    Model
  immediately preceding month
                                                    Lessee Name
                                                    Lessee Address

         "Securitization Holder" means any entity that, in connection with a Securitized Financing, becomes a Holder by being, pursuant to the related Securitized Financing Documents, the Holder (or a Registered Pledgee authorized to exercise certain rights of a Holder) of a Certificate solely in a trust capacity.

         "Securitized Financing" means any (i) financing transaction undertaken by a Beneficiary or a Special Purpose Affiliate that is secured, directly or indirectly, by Trust Assets or the UTI, a SUBI or any interest therein and any financing undertaken in connection with the issuance, pledge or assignment of the UTI or a SUBI and the related UTI Certificate or SUBI Certificate, as the case may be, (ii) any sale, lease or other transfer by a Beneficiary or a Special Purpose Affiliate of an interest in the UTI or a SUBI or (iii) any other asset securitization, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Trust.

         "Securitized Financing Documents" means, with respect to a Securitized Financing, each indenture, trust agreement, pooling and servicing agreement, administration agreement, servicing agreement, program operating lease, assignment or transfer agreement and each other operative document related to such Securitized Financing.

         "Security" means, with respect to a Securitized Financing, any security issued by or on behalf of the related Issuer.

         "Security Deposit" means, with respect to any Lease, the refundable security deposit specified in such Lease.

         "Servicer" means NMAC (or any successor entity named as such in a Servicing Agreement), and its successors and permitted assigns.

         "Servicing Agreement" means any servicing agreement among the Trust, the Servicer and one or more Beneficiaries, as amended, supplemented or modified from time to time.

         "Servicing Supplement" means either a UTI Servicing Supplement or a SUBI Servicing Supplement, as the context may require.

         "Special Purpose Affiliate" means a special purpose entity that is an Affiliate of a Beneficiary and was created for the purpose of one or more Securitized Financings.

         "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

         "State" means any state of the United States, Puerto Rico or the District of Columbia.

         "Sub-Trust" has the meaning set forth in Section 3.01(b).

         "SUBI" has the meaning set forth in Section 3.01(a).

         "SUBI Account" means each Trust Account created with respect to a particular SUBI.

         "SUBI Assets" has the meaning set forth in Section 3.01(a).

         "SUBI Certificate" has the meaning set forth in Section 3.02(a).

         "SUBI Collection Account" means, with respect to a SUBI, the related Collection Account created, designated and maintained as such pursuant to
Section 4.02(a).

         "SUBI Lease" means a Lease that has been allocated to a SUBI pursuant to a Securitized Financing.

         "SUBI Lease Account" has the meaning set forth in Section 4.05.

         "SUBI Servicing Supplement" means any supplement or amendment to a Servicing Agreement entered into from time to time relating to a particular SUBI or SUBI Certificate and the servicing of the related SUBI Assets which supplement or amendment sets forth any special responsibilities or obligations the Servicer may be required to undertake in connection therewith.

         "SUBI Supplement" means any supplement or amendment to this Agreement executed from time to time in connection with the creation and issuance of a particular SUBI.

         "SUBI Leased Vehicle" means a Leased Vehicle that has been allocated to a SUBI pursuant to a Securitized Financing.

         "Subsidiary" means any corporation or other entity, with respect to which capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors, members or other Persons performing similar functions, is at the time directly or indirectly owned by the Trust Agent either directly or through Subsidiaries.

         "Supplement" means either a UTI Supplement or a SUBI Supplement.

         "Tax" or "Taxes" means any and all taxes, including but not limited to, net income, franchise, value added, ad valorem, gross income, gross receipts, sales, use, property (personal and real and tangible and intangible), stamp taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest imposed by any federal, state, local or foreign government or political subdivision thereof.

         "Titling Grace Period" means, with respect to a Sub-Trust, the period of time by the end of which any related Leased Vehicles that are not yet titled in the name of the Trust or the Trustee on behalf of the Trust must be titled in the name of the Trust or in the name of the Trustee on behalf of the Trust as set forth in the related Supplement in order to be included in such Sub-Trust. If a Supplement does not contain a Titling Grace Period, no such grace period shall apply with respect to the related Sub-Trust and the Related Trust Assets.

         "Trust" means Nissan-Infiniti LT and its successors.

         "Trust Account" means a Collection Account, a Residual Value Surplus Account, a Payahead Account, a SUBI Lease Account or such other account as may be specified in a related Supplement or Servicing Agreement, as the context may require.

         "Trust Agency Agreement" means an agency agreement entered into pursuant to Section 5.11(d) between the Trustee and a Trust Agent pursuant to which the Trustee appoints a Trust Agent.

         "Trust Agent" means U.S. Bank, in its capacity as initial Trust Agent, and any other Person with which the Trustee contracts to act as its agent with respect to carrying out its duties pursuant to a Trust Agency Agreement.

         "Trust Assets" means: (i) cash capital; (ii) the Leases; (iii) the Leased Vehicles and all proceeds thereof, including (A) payments made in respect of the Residual Values thereof, (B) proceeds of the sale or other disposition of the Leased Vehicles to Lessees or others upon expiration or termination of the Leases and (C) payments in respect of the Leased Vehicles under any Insurance Policy; (iv) the Certificates of Title; (v) all rights (but not obligations) of the Trust, NMAC and the related Lessors or Dealers with respect to the Leases and the Leased Vehicles, including rights to (A) any incentive or other payments made by any Person to fund a portion of the payments made related to a Lease or a Leased Vehicle and (B) proceeds arising from any repurchase obligations arising under any Lease Agreement; (vi) any Security Deposit related to a Lease to the extent not payable to the Lessee pursuant to such Lease; (vii) all Insurance Proceeds and Liquidation Proceeds; (viii) such other assets as may be designated "Trust Assets" in a Supplement; and (ix) all proceeds of the items described in clauses (i) through (viii).

         "Trust Asset Transfer" means the allocation, in connection with a Securitized Financing and in accordance with the terms of the related Securitized Financing Documents, of any Leases and Leased Vehicles from previously unallocated Trust Assets to a SUBI after such SUBI's initial creation; provided, that such allocation will not, in and of itself, cause or result in an Event of Default under such Securitized Financing Documents.

         "Trust Documents" means this Agreement, any Co-Trustee Agreement, the Certificate of Trust, any Supplement, any Servicing Agreement, any Servicing Supplement, each Assignment Agreement and any Trust Agency Agreement.

         "Trust Expenses" means, for any period, all expenses of the Trust other than servicing compensation payable to and expenses incurred by the Servicer, including fees and expenses of the Trustee, any co-trustee, separate trustee or nominee holder of legal title, the Trust Agent and the Delaware Trustee (excluding Taxes payable in respect of income earned by any thereof), and, if not paid by the Servicer, Insurance Costs and Taxes relating to Trust Assets, in each case incurred during or with respect to such period.

         "Trust Office" means the principal office of the Trust, which initially shall be 990 West 190th Street, Suite 500, Torrance, California 90502.

         "Trustee" means NILT, Inc., a Delaware corporation, as trustee of the Trust, and its successors.

         "Trustee Stock" means the issued and outstanding capital stock of the Trustee as of the Effective Date, together with any additional capital stock of the Trustee that may be issued from time to time thereafter.

         "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

         "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction.

         "U.S. Bank" has the meaning set forth in the Preamble.

         "UTI" has the meaning set forth in Section 3.01(a).

         "UTI Account" means each Trust Account created with respect to the UTI.

         "UTI Assets" has the meaning set forth in Section 3.01(a).

         "UTI Beneficiary" means (i) NILT Trust in its capacity as initial beneficiary of the Trust and its permitted successors and assigns or (ii) any other UTI Beneficiary that becomes a party to this Agreement pursuant to Sections 3.04(a)(ii) and 7.03(b).

         "UTI Certificate" has the meaning set forth in Section 3.03.

         "UTI Collection Account" means, with respect to the UTI, the account created, designated and maintained as such pursuant to Section 4.01(a).

         "UTI Lease" means a Lease that has not been allocated to a SUBI.

         "UTI Pledge" means a pledge of, and a grant of a security interest in, the UTI, a UTI Certificate or any interest therein, in connection with a Securitized Financing.

         "UTI Pledge Default Notice" means the Trustee has actual knowledge or has received notice from the Servicer or the Registered Pledgee of a UTI Pledge to the effect that there is a default with respect to a Securitized Financing secured by such UTI Pledge.

         "UTI Servicing Supplement" means any supplement or amendment to the Servicing Agreement entered into from time to time relating to the UTI or a particular UTI Certificate and the servicing of the related UTI Assets.

         "UTI Supplement" means any supplement or amendment to this Agreement entered into from time to time in connection with the UTI or a UTI Pledge pursuant to Section 3.03.

         "UTI Leased Vehicle" means a Leased Vehicle that has not been allocated to a SUBI.

                                                                       EXHIBIT B

                   CERTIFICATE OF TRUST OF NISSAN-INFINITI LT

         This Certificate of Trust of Nissan-Infiniti LT (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee, and NILT, Inc., a Delaware corporation, as managing trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

         (a) Name. The name of the business trust formed hereby is Nissan-Infiniti LT.

         (b) Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

         (c) Series Trust. The Trust shall be a series trust and the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Trust generally or any other series.

         (d) Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                            WILMINGTON TRUST COMPANY, as Trustee

                                            By: ________________________________
                                                   Name:
                                                   Title:

                                            NILT, INC., as Trustee

                                            By: ________________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT C

                 THIS UTI CERTIFICATE MAY NOT BE TRANSFERRED OR
                ASSIGNED EXCEPT UPON THE TERMS AND SUBJECT TO THE
                          CONDITIONS SPECIFIED HEREIN.

                               NISSAN-INFINITI LT

                      UNDIVIDED TRUST INTEREST CERTIFICATE

         evidencing a fractional undivided interest in the UTI Assets of Nissan-Infiniti LT, a business trust organized pursuant to the Delaware Business Trust Act (the "Trust").

         (This Certificate does not represent any interest in the SUBI Assets of the Trust or an obligation of, or an interest in, NILT Trust, Nissan Motor Acceptance Corporation, NILT, Inc., or any of their respective Affiliates.)

Percentage Interest:  100%
Number - U-1

         THIS CERTIFIES THAT NILT Trust is the registered owner of a nonassessable, fully-paid, fractional undivided 100% interest in the UTI Assets of the Trust. The Trust was created pursuant to a trust agreement, dated as of July 7, 1998, among NILT Trust, a Delaware business trust, as grantor (the "Grantor") and initial beneficiary (the "UTI Beneficiary"), NILT, Inc., a Delaware corporation, as trustee (the "Trustee") and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), as amended and restated as of August 26, 1998, among the Grantor and UTI Beneficiary, the Trustee, the Delaware Trustee, Nissan Motor Acceptance Corporation, a California corporation, as Servicer (the "Servicer") and for the limited purposes set forth therein, U.S. Bank National Association, a national banking association, as trust agent (the "Trust Agent") as amended, restated or supplemented from time to time (the "Agreement"). A summary of certain provisions of the Agreement is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         This UTI Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Nissan-Infiniti LT Undivided Trust Interest Certificates" (the "UTI Certificates"). This UTI Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, a copy of which may be examined by the Holder hereof during normal business hours at the principal office of the Trustee, or at such other place as may be designated by the Trustee. By acceptance of this UTI Certificate, the Holder hereof assents to the terms and conditions of the Agreement and agrees to be bound thereby.

         This UTI Certificate represents an ownership interest in the "undivided trust interest" (the "UTI") in the Trust. The UTI constitutes an undivided beneficial interest in all Trust Assets that have not been allocated from time to time to a special unit of beneficial interest (each, a "SUBI") in the Trust (the "UTI Assets"). The UTI does not evidence a direct interest in the UTI Assets, nor does it represent a beneficial interest in any Trust Assets other than the UTI Assets. The rights of the Holder of this UTI Certificate with respect to the UTI Assets, including distributions in respect thereof, are set forth in the Agreement.

         The Trust Assets consist generally of cash capital, Leases of Leased Vehicles that have been assigned to the Trust or the Trustee on behalf of the Trust, the related Leased Vehicles, such other assets as may from time to time be designated as "Trust Assets" under the Agreement and all proceeds of the foregoing.

         Pursuant to the Agreement, the Trustee shall from time to time, at the direction of the UTI Beneficiary and subject to the satisfaction of certain conditions, establish one or more SUBIs and allocate or cause to be allocated to each such SUBI on the books and records of the Trust such Trust Assets (the "SUBI Assets") as shall have been identified to such SUBI by the UTI Beneficiary. Upon allocation to a SUBI, the related SUBI Assets shall no longer be UTI Assets unless and until specifically reallocated to the UTI from the SUBI. Each SUBI shall be represented by one or more Certificates (each, a "SUBI Certificate") distributed to or upon the order of the UTI Beneficiary.

         The UTI and each SUBI their Related Assets shall each constitute a separate series of the Trust pursuant to Section 3806(b)(2) of the Delaware Act for which separate and distinct records shall be maintained. Each UTI Certificate and interest in the UTI represented therein shall constitute a "certificated security" within the meaning of Section 8-102(15) of the UCC.

         The UTI Certificates are limited in right of payment to certain collections and recoveries in respect of Trust Assets not allocated to any SUBI, all to the extent and as more specifically set forth in the Agreement. By accepting this UTI Certificate, the Holder hereof expressly (i) waives any Claim to any proceeds or assets of the Trustee and to all Trust Assets other than UTI Assets and proceeds thereof and (ii) subordinates in favor of each Holder of a SUBI Certificate any Claim to any related SUBI Asset that, notwithstanding clause (i) of this sentence may be determined to exist.

         The Agreement, including the terms of this UTI Certificate, may be amended or supplemented by written agreement upon the terms and subject to the conditions set forth in the Agreement. If approval by the Holder of this UTI Certificate is required for any amendment or supplement to the Agreement or this UTI Certificate, any such approval shall be conclusive and binding upon such Holder and all future Holders hereof and upon the Holders of any UTI Certificate issued upon the permitted transfer or exchange hereof, whether or not notation of such consent is made on this UTI Certificate or on any UTI Certificate issued upon any such permitted transfer or exchange.

         Neither the UTI nor any UTI Certificate may be transferred or assigned, except upon the terms and subject to the conditions set forth in the Agreement. To the fullest extent permitted by applicable law, any purported transfer or assignment of the UTI or any UTI Certificate not complying with such requirements shall be deemed null, void and of no effect under the Agreement. Without limitation of the foregoing, (i) the UTI or one or more UTI Certificates may be pledged in connection with a Securitized Financing, and a security interest therein granted, and may be transferred or assigned absolutely to or by the pledgee thereof solely in connection with the exercise of remedies with respect to an Event of Default under or with respect to such Securitized Financing; provided, that any such pledgee must (A) give a non-petition covenant as provided in the Agreement and (B) execute an agreement in favor of the Holders from time to time of any SUBI Certificates to release all Claims to the related SUBI Assets and, in the event that such release is not given effect, to subordinate fully all Claims it may be deemed to have against the related SUBI Assets and (ii) the UTI Beneficiary may transfer a 1% ownership interest in the UTI to a Relevant Bankruptcy Entity, provided that such Relevant Bankruptcy Entity shall be bound by all terms and conditions of the Agreement as a UTI Beneficiary.

         Any permitted transfer of this UTI Certificate is registrable upon surrender of this UTI Certificate for registration of transfer at the corporate trust office of the Trustee (or the Trust Agent, if applicable) accompanied by a written instrument of transfer in form satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new UTI Certificates of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

         Prior to due presentation of this UTI Certificate for registration of a permitted transfer, the Trustee, the certificate registrar and any of their respective agents may treat the Person in the name of which this UTI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as otherwise provided in the Agreement, neither the Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

         The Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the Agreement. The UTI Certificates will be cancelled upon delivery to the Trustee following termination of the UTI.

         Unless this UTI Certificate shall have been executed and authenticated by an authorized officer of the Trustee, by manual signature, this UTI Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this UTI Certificate to be duly executed.

Dated:  __________, ____

                                     NISSAN-INFINITI LT

                                     By:    NILT, Inc.,
                                            as Trustee

                                     By: _______________________________________
                                            Name:
                                            Title:

This is one of the UTI Certificates referred to in the within-mentioned
Agreement.

NILT, Inc.,
   as Trustee

By: __________________________________
       Name:
       Title: